NUVEEN Exchange-Traded Funds

APRIL 30, 1998

Semiannual Report

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NQM
Investment Quality

NQS
Select Quality

NQU
Quality Income

NPF
Premier Income

Photo of: People looking into canyon.

Highlights
As of April 30, 1998

===============================================================================
A New Benefit for Nuveen Exhange-Traded Fund Shareholders

The benefits of your Nuveen Exchange-Traded Fund just got better. Now investors with at least $50,000 in Nuveen holdings - including Exchange-Traded Funds are eligible for a reduction in the sales charge on purchases of Class A shares of any Nuveen Mutual Fund.

This program is available for any of Nuveen's collection of Premier Adviser(sm) equity and municipal bond investments. Now you can diversify your portfolio with the quality investments you count on from Nuveen and the benefit of reduced rates.

For more information, contact your financial adviser and ask for a prospectus. Or call Nuveen Investor Services at (800) 257-8787. Please read it carefully before you invest.

   Contents
1 Dear Shareholder
3 Portfolio Manager Roundtable
5 NQM Performance Overview
6 NQS Performance Overview
7 NQU Performance Overview
8 NPF Performance Overview
9 Portfolio of Investments
35 Statement of Net Assets
36 Statement of Operations
37 Statement of Changes in Net Assets
38 Notes to Financial Statements
42 Financial Highlights
44 Building Better Portfolios
45 Fund Information

================================================================================
Credit Quality              Performance Highlights
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
                            o Graphic: 4 stars
                              Four-star rating by Morningstar*
                            o Taxable equivalent yield of 9.19% for investors in
                              the 31% federal income tax bracket
                            o Outperformed Lehman Brothers Municipal Bond
                              Index for one-year period**

PIE CHART:
AAA                           65%
AA                            15%
A                             10%
BBB/NR                        10%

Nuveen Select Quality Municipal Fund, Inc. (NQS)
                            o Graphic: 4 stars
                              Four-star rating by Morningstar*
                            o Taxable equivalent yield of 9.03% for investors in
                              the 31% federal income tax bracket
                            o Outperformed Lehman Brothers Municipal Bond
                              Index for one-year period**
PIE CHART:
AAA                           62%
AA                            12%
A                             13%
BBB/NR                        13%


Nuveen Quality Income Municipal Fund, Inc. (NQU)
                            o Graphic: 4 stars
                              Four-star rating by Morningstar*
                            o Steady dividend for 39 consecutive months
                            o Taxable equivalent yield of 9.14% for investors
                              in the 31% federal income tax bracket
PIE CHART:
AAA                           50%
AA                            14%
A                             15%
BBB/NR                        21%


Nuveen Premier Municipal Income Fund, Inc. (NPF)
                            o Graphic: 4 stars
                              Four-star rating by Morningstar*
                            o Taxable equivalent yield of 8.96% for investors in
                              the 31% federal income tax bracket
                            o One-year taxable equivalent total return on share
                              price of 13.83% for investors in the 31% federal
                              income tax bracket
PIE CHART:
AAA                           43%
AA                            14%
A                             17%
BBB/NR                        26%


* Overall rating within the municipal bond category for the period ended 4/30/98. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. NQM earned three and four stars for the three- and five-year periods ended 4/30/98. NQS earned four stars for the three- and five-year periods ended 4/30/98. NQU earned five and four stars for the three- and five-year periods ended 4/30/98. NPF earned three and four stars for the three- and five-year periods ended 4/30/98. In an investment category, 10% of funds receive five stars, 22.5% receive four stars and 35% receive three stars. 195 municipal bond funds were rated for the three-year period and 155 for the five-year period, each ended 4/30/98.

**The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of more than 42,000 separate issues.

Blow-in copy:
NOW MAY BE THE TIME TO INVEST IN EUROPE
Europe's strong stock markets and continuing economic development are creating exceptional opportunities for investors around the world. Now may be the time to move some of your portfolio into European companies by investing in the Nuveen European Value Fund.

The Nuveen European Value Fund seeks to invest in a portfolio of quality, currently undervalued European companies that offer the potential for significant price appreciation. The fund's overall management is provided by Nuveen, with Institutional Capital Corporation -- Nuveen's Premier Adviser(sm) for value investing -- serving as portfolio manager.

Diversifying your portfolio with investments in European stocks can provide the potential for enhanced returns and reduced risk. As a Nuveen investor, you may be eligible for a reduced sales charge based on the amount of your current Nuveen holdings.

Investing overseas may present some special risks, and is not for everyone. To determine if the European Value Fund would help you build a better portfolio, talk with your financial adviser and ask for a prospectus, which details all fees and expenses. A prospectus is also available from Nuveen by calling
(800) 621-7227. Please read it carefully before you invest.

(See other side for a Nuveen product listing)


NUVEEN INVESTMENTS CAN HELP
YOU SUSTAIN THE WEALTH OF A LIFETIME

MUTUAL FUNDS
Nuveen European Value Fund
Nuveen Rittenhouse Growth Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
National Municipal Bond Funds
State-Specific Municipal Bond Funds

UNIT TRUSTS
Equity
Corporate Bond
Municipal Bond

EXCHANGE-TRADED FUNDS
MUNI PREFFERED(R)
PRIVATE ASSET MANAGEMENT

Photo of: Timothy R. Schwertfeger
  Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.


Mountain Chart:
Bond Buyer 40
4/30/97        5.89
5/31/97        5.74
6/30/97        5.69
7/31/97        5.4
8/31/97        5.55
9/30/97        5.47
10/31/97       5.4
11/30/97       5.36
12/31/97       5.26
1/31/98        5.19
2/28/98        5.24
3/31/98        5.27
4/30/98        5.39

Dear Shareholder
I'm pleased to report that over the past 12 months, the Nuveen exchange-traded funds continued to perform well and meet their objectives of providing attractive income and after-tax total returns. As of April 30, 1998, shareholders were receiving annual current market yields that ranged from 6.18% to 6.34%. To match these yields, investors in the 31% federal income tax bracket would have to earn between 8.96% and 9.19% on taxable alternatives.

The declining interest rate environment over the past year had a significant impact on the funds' performance. As you can see on the chart below, the yield on the Bond Buyer 40, a representation of the long-term municipal bond market, fell from 5.89% to 5.39% during the year. The decline had an impact on the funds' income levels, and the dividends for the Nuveen Investment Quality, Select Quality and Premier Income funds were adjusted during the year (the dividend for the Nuveen Quality Income fund remained steady during the 12-month period). As interest rates declined, higher-yielding bonds that were called or sold from the portfolios had to be replaced with bonds paying today's lower interest rates. As a result, the funds' dividends were reduced to compensate for the lower levels of income being earned by the portfolios.

However, the decline in interest rates also had a positive impact on the funds because many portfolio holdings appreciated in value during the period. Many of the bonds in the portfolios have higher coupon rates than are available in today's market, and the value of those bonds increased as rates trended downward. The price appreciation resulting from this and other factors led to the funds' strong total returns over the year.


The Economy in Review
The past 12 months were noteworthy for the ongoing performance of the equity markets, which continued to exhibit remarkable strength. Fixed-income investments also enjoyed bullish performance, as declining interest rates and low inflation provided the ideal backdrop for a bond market rally. Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.4% for the 12 months ended April 1998, remaining at one of its lowest levels in more than 30 years.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including demand for goods and services, changes in U.S. production capacity, the availability of qualified employees, and stability of the money supply. While it is still too early for the full impact of Asia's financial difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets is of special concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.


Building Better Portfolios
As economic events unfold, we believe that many investors will find diversification to be an increasingly important investment strategy. An appropriately diversified portfolio that is invested in a variety of asset classes that each react differently to changes in the economic environment can help cushion your portfolio against risk.

Many investors select Nuveen's exchange-traded funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and maintaining long-term financial security. These funds can work together with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. Recent studies by Nuveen Research have demonstrated that balanced portfolios combining municipal bonds and stocks provided superior after-tax returns and lower levels of risk compared with blends of stocks and taxable bonds.

You and your financial adviser may want to consider combining your Nuveen municipal bond fund with an investment in the new Nuveen European Value Fund, an equity mutual fund that offers a portfolio of quality European company stocks for investors seeking long-term growth and international diversification. This fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services for a prospectus at
(800) 621-7227. Please read it carefully before you invest.

When seeking quality investment
solutions that withstand the test of time, we hope that you continue to think of John Nuveen & Co. On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,



TIMOTHY R. SCHWERTFEGER
Chairman of the Board

June 15, 1998



Sidebar text: Nuveen offers an ever-expanding range of products designed to help investors build a diversified, tax-efficient portfolio.

Nuveen Exchange-Traded Funds
Portfolio Manager Roundtable
Bill Fitzgerald, Tom Futrell and Steve Peterson, portfolio managers of Nuveen's national exchange-traded funds, review the past year in the municipal market and talk about fund performance and opportunities to find value.


What factors influenced the performance of municipal bonds over the past year? Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. Bond prices rose as interest rates continued to drop and inflation remained at 30-year lows. Although still strong, the performance of the municipal market was moderated by the effect of heavy supply, as the lower rate environment stimulated a substantial increase in new issuance as well as the refinancing of outstanding bonds. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997.

The flood of new issues continued in recent weeks with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. The publicity surrounding this issue brought an unusual level of attention to the municipal market and may stimulate additional interest in municipal bonds.

How did the funds perform in this environment?
For the year ended April 30, 1998, the funds posted total returns on net asset value that ranged from 9.04% to 9.72%, equivalent to taxable returns of 12.15% to 12.75% for investors in the 31% federal income tax bracket. All the funds performed closely in line with the unleveraged Lehman Brothers Municipal Bond Index, which returned 9.30% for the year.

In reviewing the performance of these funds, it is important to look at both components of total return: income and price appreciation. Understanding what influences them can help us measure how well the funds are meeting their objectives of providing investors with the highest possible level of tax-free income consistent with capital preservation, as well as enhanced portfolio value relative to the market.

Income
The funds have established track records of competitive yields, despite recent dividend adustments for NQM, NQS, and NPF. In most cases, these adjustments can be attributed to bond calls. When a bond is called, sold or reaches its maturity date, we must replace it with a bond paying a current coupon rate. Many of the bonds replaced in the past year had higher coupons than are available in the current municipal market. As long as we remain in a lower rate environment, these transactions could continue to affect the income levels of our funds.

Price Appreciation
Three major factors impacted the growth in price appreciation over the past year:

o Declining interest rates: Because these funds were assembled in the higher interest rate environment of the late 1980s and early 1990s, their underlying bonds appreciated in value as rates fell. The coupon rates of these bonds are also higher than those available in the current market, making the income level offered by the funds more attractive.

o Pre-refundings: Declining interest rates also meant an increased number of pre-refundings. In a pre-refunding, a bond issue is essentially repaid early and becomes secured by U.S. government or agency securities until it can be called by the issuer. When bonds are pre-refunded and backed by Treasury securities, the credit quality of the bond improves, resulting in price appreciation. These funds have large percentages of pre-refunded bonds, which led to additional price appreciation.

o Credit upgrades: The continued strength of the U.S. economy helped boost the credit quality of many municipal bonds, as evidenced by the fact that credit upgrades outnumbered downgrades by a margin of approximately 17 to 1 among the 2,879 credit rating revisions issued by Moody's in 1997. During the first quarter of 1998, upgrades continued to exceed downgrades by a significant margin. These upgrades, in turn, increased the credit quality and value of many of the bonds in our portfolios.

Where did you find value in the current market?
The heavy supply of new issues played a large role in our ability to find value investing opportunities over the past year. The growing new issue supply forced issuers and underwriters to customize the structure of new deals by including attractive features such as above-market yields, flexible pricing and special call provisions. This created several opportunities, especially in undervalued areas such as FHA-insured hospital and housing bonds. Heavy volume also enabled us to purchase bonds with favorable structures at attractive prices in smaller states such as Arkansas, Kentucky, Michigan and Ohio.

This range of opportunities enabled us to pre-empt some bond calls and thereby moderate the effects of income deterioration. Pre-empting a bond call involves selling the bond before its anticipated call date and then replacing it as good candidates become available.

What are your key strategies for the future?
In the coming year, we will continue to attempt to pre-empt bond calls as opportunities allow. We will also continue to work toward improving the funds' general structure through diversifying call risk and incrementally increasing portfolio duration. Our focus remains on selecting undervalued securities that provide attractive income and the opportunity for price appreciation. The research-intensive bond selection process in which Nuveen excels will help us identify those issues that are well-prepared to thrive in the current environment.

Nuveen Investment Quality Municipal Fund, Inc.
Performance Overview
As of April 30, 1998

NQM



Portfolio Statistics
==================================================

Inception Date                                6/90
--------------------------------------------------
Share Price                                 15 5/8
--------------------------------------------------
Net Asset Value                             $15.69
--------------------------------------------------
Current Market Yield                         6.34%
--------------------------------------------------
Taxable Equivalent Yield(1)                  9.19%
--------------------------------------------------
Fund Net Assets ($000)                    $807,901
--------------------------------------------------
Average Weighted Maturity (Years)            21.06
--------------------------------------------------
Leveraged-Adjusted Duration (Years)           8.51
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        11.92%         9.72%
--------------------------------------------------
3-Year                         8.99%         7.79%
--------------------------------------------------
5-Year                         5.70%         6.56%
--------------------------------------------------
Since Inception                7.68%         8.71%
==================================================
Taxable Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        15.02%        12.75%
--------------------------------------------------
3-Year                        12.18%        10.90%
--------------------------------------------------
5-Year                         8.96%         9.78%
--------------------------------------------------
Since Inception               10.90%        11.98%
==================================================
Top 5 Sectors
U.S. Guaranteed                                33%
--------------------------------------------------
Housing (Single-Family)                        17%
--------------------------------------------------
Health Care                                    13%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Tax Obligation (Limited)                        8%
--------------------------------------------------


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on current market yield and a federal income tax rate of 31%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund also paid shareholders taxable distributions in December of $0.0104 per share.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends(3)

5/97                                   0.0845
6/97                                   0.0845
7/97                                   0.0845
8/97                                   0.0825
9/97                                   0.0825
10/97                                  0.0825
11/97                                  0.0825
12/97                                  0.0825
1/98                                   0.0825
2/98                                   0.0825
3/98                                   0.0825
4/98                                   0.0825

Nuveen Select Quality Municipal Fund, Inc.
Performance Overview
As of April 30, 1998

NQS

Portfolio Statistics
==================================================

Inception Date                                3/91
--------------------------------------------------
Share Price                               15 11/16
--------------------------------------------------
Net Asset Value                             $15.39
--------------------------------------------------
Current Market Yield                         6.23%
--------------------------------------------------
Taxable Equivalent Yield(1)                  9.03%
--------------------------------------------------
Fund Net Assets ($000)                    $758,265
--------------------------------------------------
Average Weighted Maturity (Years)            21.91
--------------------------------------------------
Leveraged-Adjusted Duration (Years)           6.92
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.41%         9.64%
--------------------------------------------------
3-Year                        10.31%         8.29%
--------------------------------------------------
5-Year                         6.74%         6.71%
--------------------------------------------------
Since Inception                7.71%         8.44%
==================================================
Taxable Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        13.43%        12.70%
--------------------------------------------------
3-Year                        13.50%        11.42%
--------------------------------------------------
5-Year                        10.00%         9.95%
--------------------------------------------------
Since Inception               10.90%        11.66%
==================================================
Top 5 Sectors
U.S. Guaranteed                                34%
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Housing (Single-Family)                        11%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Housing (Multifamily)                           7%
--------------------------------------------------


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on current market yield and a federal income tax rate of 31%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends

5/97                                   0.0845
6/97                                   0.0845
7/97                                   0.0845
8/97                                   0.0825
9/97                                   0.0825
10/97                                  0.0825
11/97                                  0.0825
12/97                                  0.0825
1/98                                   0.0825
2/98                                   0.0825
3/98                                   0.0825
4/98                                   0.0825

Nuveen Quality Income Municipal Fund, Inc.
Performance Overview
As of April 30, 1998

NQU

Portfolio Statistics
==================================================

Inception Date                                6/91
--------------------------------------------------
Share Price                                 16 1/4
--------------------------------------------------
Net Asset Value                             $15.61
--------------------------------------------------
Current Market Yield                         6.31%
--------------------------------------------------
Taxable Equivalent Yield(1)                  9.14%
--------------------------------------------------
Fund Net Assets ($000)                  $1,236,098
--------------------------------------------------
Average Weighted Maturity (Years)            21.10
--------------------------------------------------
Leveraged-Adjusted Duration (Years)           6.15
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        13.48%         9.04%
--------------------------------------------------
3-Year                        11.94%         8.50%
--------------------------------------------------
5-Year                         7.84%         6.97%
--------------------------------------------------
Since Inception                8.23%         8.59%
==================================================
Taxable Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        16.60%        12.15%
--------------------------------------------------
3-Year                        15.17%        11.64%
--------------------------------------------------
5-Year                        11.14%        10.19%
--------------------------------------------------
Since Inception               11.42%        11.77%
==================================================
Top 5 Sectors
U.S. Guaranteed                                36%
--------------------------------------------------
Housing (Single-Family)                        13%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Tax Obligation (Limited)                        7%
--------------------------------------------------


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on current market yield and a federal income tax rate of 31%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends

5/97                                   0.0855
6/97                                   0.0855
7/97                                   0.0855
8/97                                   0.0855
9/97                                   0.0855
10/97                                  0.0855
11/97                                  0.0855
12/97                                  0.0855
1/98                                   0.0855
2/98                                   0.0855
3/98                                   0.0855
4/98                                   0.0855

Nuveen Premier Municipal Income Fund, Inc.
Performance Overview
As of April 30, 1998

NPF



Portfolio Statistics
==================================================

Inception Date                               12/91
--------------------------------------------------
Share Price                                 16 1/8
--------------------------------------------------
Net Asset Value                             $15.50
--------------------------------------------------
Current Market Yield                         6.18%
--------------------------------------------------
Taxable Equivalent Yield(1)                  8.96%
--------------------------------------------------
Fund Net Assets ($000)                    $447,658
--------------------------------------------------
Average Weighted Maturity (Years)            18.39
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.53
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.78%         9.09%
--------------------------------------------------
3-Year                        12.21%         8.72%
--------------------------------------------------
5-Year                         8.99%         7.49%
--------------------------------------------------
Since Inception                8.17%         8.54%
==================================================
Taxable Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        13.83%        12.21%
--------------------------------------------------
3-Year                        15.42%        11.87%
--------------------------------------------------
5-Year                        12.22%        10.64%
--------------------------------------------------
Since Inception               11.25%        11.60%
==================================================
Top 5 Sectors
U.S. Guaranteed                                28%
--------------------------------------------------
Housing (Multifamily)                          14%
--------------------------------------------------
Health Care                                    12%
--------------------------------------------------
Housing (Single-Family)                        11%
--------------------------------------------------
Tax Obligation (Limited)                        7%
--------------------------------------------------


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on current market yield and a federal income tax rate of 31%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


Bar Charts:
1997-1998 Monthly Tax-Free Dividends
5/97                                    0.086
6/97                                    0.086
7/97                                    0.086
8/97                                    0.086
9/97                                    0.086
10/97                                   0.086
11/97                                   0.086
12/97                                   0.086
1/98                                    0.086
2/98                                    0.083
3/98                                    0.083
4/98                                    0.083

                            Portfolio of Investments
                            NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
                            April 30, 1998
                            (Unaudited)
   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.9%

$  14,850,000   Alaska Housing Finance Corporation, General Housing Purpose Bonds, 1994 Series A,
                 5.400%, 12/01/13                                                                      6/04 at 102 Aa2 $  15,111,954


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.3%

    7,000,000   Arkansas Development Finance Authority, Home Mortgage Revenue Bonds, 1998 Series
                 (Non-AMT), 5.150%, 7/01/17                                                        7/08 at 101 1/2 AAA     6,965,770

    3,250,000   City of North Little Rock, Arkansas, Health Facilities Board (Baptist Health),
                 Healthcare Revenue Bonds (Baptist Health), Series 1996A, 5.400%, 12/01/16            12/06 at 101 Aaa     3,271,093


------------------------------------------------------------------------------------------------------------------------------------
                California - 14.6%

   22,400,000   California Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds, 1993 Series C,
                 5.600%, 5/01/33                                                                       5/03 at 102 A+     22,671,264

    9,625,000   California Health Facilities Financing Authority, Hospital Revenue Bonds (Childrens Hospital of
                 Los Angeles), 1991 Series A, 7.125%, 6/01/21 (Pre-refunded to 6/01/01)                6/01 at 102 Aaa    10,598,473

    5,925,000   State Public Works Board of the State of California, Lease Revenue Refunding Bonds (The Regents of
                 the University of California), 1993 Series A (Various University of California
                 Projects), 5.500%, 6/01/21                                                            6/03 at 102 Aa3     5,983,480

    9,830,000   Certificates of Participation (1991 Financing Project), County of Alameda, California, Alameda Public
                 Facilities Corporation, 6.000%, 9/01/21                                               9/06 at 102 Aaa    10,476,912

    7,140,000   Culver City Redevelopment Financing Authority, 1993 Tax Allocation Refunding Revenue Bonds,
                 5.000%, 11/01/23                                                                     11/03 at 102 Aaa     6,823,055

    9,740,000   Huntington Park Redevelopment Agency, Single Family Residential Mortgage Revenue Refunding
                 Bonds, 1986 Series A, 8.000%, 12/01/19                                               No Opt. Call Aaa    13,275,815

    4,000,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda University Medical Center Project),
                 Series 1993-A, 6.500%, 12/01/18                                                      12/03 at 102 BBB     4,297,000

    7,155,000   Department of Water and Power of The City of Los Angeles, Water Works Refunding Revenue Bonds,
                 Second Issue of 1993, 4.500%, 5/15/23                                                 5/03 at 102 Aaa     6,294,182

   15,770,000   Ontario Redevelopment Financing Authority (San Bernardino County, California), 1995 Revenue
                 Refunding Bonds (Ontario Redevelopment Project No. 1), 7.400%, 8/01/25               No Opt. Call Aaa    20,810,092

   13,145,000   City of Perris, California, Single Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities), 1998 Series B, 8.200%, 9/01/23 (Alternative Minimum Tax)                No Opt. Call Aaa    17,463,395


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 2.7%

    2,500,000   Colorado Housing Finance Authority, Single Family Program Senior and Subordinate Bonds,
                 1996 Series B, 7.450%, 11/01/27                                                       5/06 at 105 Aa2     2,855,975

    4,940,000   Castle Pines Metropolitan District Douglas County, Colorado, General Obligation Refunding and
                 Improvement Bonds, Series 1990, 7.625%, 12/01/15 (Pre-refunded to 12/01/00)          12/00 at 102 Aaa     5,451,883

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
      820,000    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)                11/01 at 100 Aaa       918,236
    2,265,000    8.000%, 11/15/25 (Alternative Minimum Tax)                                           11/01 at 100 Baa1    2,490,685

    7,865,000   Colorado Springs School District No. 11, El Paso County, Colorado, General Obligation Improvement
                 Bonds, Series 1996, 7.125%, 10/01/21                                                 12/07 at 125 AA-     9,958,899


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 2.1%

    6,985,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series D,
                 Subseries D-2, 6.200%, 1/15/27 (Alternative Minimum Tax)                              5/06 at 102 AA      7,347,172

                Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series C:
    1,000,000    5.700%, 11/15/17 (Alternative Minimum Tax)                                           11/07 at 102 AA      1,028,950
    8,625,000    5.850%, 11/15/28 ( Alternative Minimum Tax)                                          11/07 at 102 AA      8,909,970

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.7%

$   5,215,000   District of Columbia Housing Finance Agency, Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1990A, 8.200%, 12/01/23 (Alternative Minimum Tax)                             12/00 at 102 AAA $   5,615,251


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 5.0%

    4,000,000   Hillsborough County Port District, Florida (Tampa Port Authority), Revenue Bonds, Series 1990,
                 8.250%, 6/01/09 (Pre-refunded to 12/01/00)                                           12/00 at 102 Baa1*** 4,465,760

   20,000,000   Jacksonville Health Facilities Authority, Health Facilities Revenue Refunding Bonds, Daughters of
                 Charity National Health Systems, Inc., St. Vincent's Medical Center Issue, Series 1990,
                 7.500%, 11/01/15 (Pre-refunded to 11/01/00)                                          11/00 at 102 Aaa    21,945,600

                Orange County Housing Finance Authority, GNMA Collateralized
                Mortgage Revenue Refunding Bonds, 1990 Series A:
    1,775,000    7.500%, 7/01/10                                                                       7/00 at 103 Aaa     1,876,903
   11,035,000    7.600%, 1/01/24                                                                       7/00 at 103 Aaa    11,765,076


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.9%

    2,250,000   Municipal Electric Authority of Georgia, Project One Special Obligation Bonds, Fourth Crossover Series,
                 6.500%, 1/01/20                                                                      No Opt. Call A       2,579,378

    2,580,000   Urban Residential Finance Authority of the City of Atlanta, Georgia, Single Family Mortgage Revenue
                 Bonds (GNMA Collateralized Home Mortgage Program), Series 1988, In cooperation with the Housing
                 Authority of Fulton County, Georgia, 8.250%, 10/01/21 (Alternative Minimum Tax)      10/98 at 103 AAA     2,666,507

   10,000,000   Development Authority of Monroe County (Georgia), Pollution Control Revenue Bonds (Georgia
                 Power Company Plant Scherer Project), Second Series 1994, 6.750%, 10/01/24           10/99 at 102 A1     10,442,500

    7,325,000   Wayne County Development Authority, Solid Waste Disposal Revenue Bonds (ITT Rayonier, Inc.
                 Project), Series 1990, 8.000%, 7/01/15 (Alternative Minimum Tax)                      1/00 at 102 BBB+    7,898,401


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 5.4%

    5,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1989B (ServantCor), 7.875%, 8/15/19
                 (Pre-refunded to 8/15/99)                                                             8/99 at 102 N/R***  5,338,250

    3,305,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1990 (Riverside Senior Living Center
                 Project), 7.500%, 11/01/20 (Pre-refunded to 11/01/00)                                11/00 at 102 A3***   3,620,727

    7,500,000   Community College District No. 508, Cook County, Illinois, Certificates of Participation,
                 8.750%, 1/01/07                                                                      No Opt. Call Aaa     9,575,100

    5,900,000   Community Unit School District No. 7, Madison County, Illinois School Building Bonds, Series 1994,
                 5.850%, 2/01/13                                                                      No Opt. Call Aaa     6,441,030

    3,585,000   City of Pekin, Illinois, Multifamily Housing Refunding Revenue Bonds, Series 1992A (FHA Insured
                 Mortgage Loan - Section 8 Assisted Project), 6.875%, 5/01/22                          5/03 at 103 AAA     3,824,227

    2,325,000   City of Peoria, Peoria County, Illinois, City of Pekin, Tazewell and Peoria Counties, Illinois, and
                 City of Waukegan, Lake County, Illinois, Jointly GNMA Collateralized Mortgage Revenue Bonds,
                 Series 1990, 7.875%, 8/01/22 (Alternative Minimum Tax)                                8/00 at 103 AAA     2,442,064

      860,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,
                 Illinois, General Obligation Bonds, Series 1992B, 9.000%, 6/01/07                    No Opt. Call Aaa     1,130,866

    5,390,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,
                 Illinois, General Obligation Bonds, Series 1992A, 9.000%, 6/01/07                    No Opt. Call Aaa     7,087,634

                Southwestern Illinois Development Authority, Solid Waste
                Disposal Revenue Bonds (Laclede Steel Company Project), Series
                1990:
      700,000    8.375%, 8/01/08 (Alternative Minimum Tax)                                             8/00 at 103 A         767,704
    2,910,000    8.500%, 8/01/20 (Alternative Minimum Tax)                                             8/00 at 103 A       3,199,109


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 0.8%

    6,000,000   Hospital Authority of Delaware County (Indiana), Hospital Revenue Bonds, Series 1991 (Ball
                 Memorial Hospital), 6.625%, 8/01/16 (Pre-refunded to 8/01/01)                         8/01 at 102 Aaa     6,528,000

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 1.5%

$   4,500,000   Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds
                 (Mortgage-Backed Securities Program), 1997 Series A-1, 5.500%, 6/01/29
                 (Alternative Minimum Tax)                                                            No Opt. Call Aaa   $ 4,955,625

    4,970,000   City of Topeka, Kansas, Variable Rate Demand Industrial Revenue Refunding Bonds, Series 1998
                 (Sunwest Hotel Corporation Project), 9.500%, 10/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 8/15/16)                                                             8/16 at 100 AAA     6,927,136

------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 2.5%

      950,000   Kentucky Development Finance Authority, Medical Center Revenue Refunding and Improvement Bonds
                 (Ashland Hospital Corporation d/b/a King's Daughter's Hospital), 9.750%, 8/01/11      2/00 at 100 A         981,198

    1,670,000   Kentucky Housing Corporation, Housing Revenue Bonds, (FHA Insured/VA Guaranteed),
                 1990 Series C Bonds, 8.100%, 1/01/22 (Alternative Minimum Tax)                        7/00 at 102 Aaa     1,767,411

   12,500,000   County of Jefferson, Kentucky, Pollution Control Revenue Bonds, 1995 Series A (Louisville Gas and
                 Electric Company Project), 5.900%, 4/15/23                                            4/05 at 102 Aa2    13,068,000

    5,000,000   Warren County Hospital Facility, Revenue Bonds 1998 (Bowling Green-Warren Company Hospital),
                 4.875%, 4/01/27                                                                       4/08 at 101 Aaa     4,590,450


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 6.3%

   15,890,000   Louisiana Public Facilities Authority, Fixed Rate Health and Education Capital Facilities Revenue Bonds
                 (West Jefferson Medical Center), Series 1985D, 7.900%, 12/01/15                      12/98 at 102 Aaa    16,537,041

    2,550,000   Louisiana Public Facilities Authority (West Jefferson Medical Center), 7.900%, 12/01/15
                 (Pre-refunded to 12/01/98)                                                           12/98 at 102 Aaa     2,660,007

    4,560,000   Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds (Comm-Care
                 Corporation Project), Series 1994, 11.000%, 2/01/04                                  No Opt. Call BBB     5,549,246

    5,420,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage Revenue Bonds
                 (GNMA Mortgage-Backed Securities Program), Series 1990A, 7.875%, 8/01/23
                 (Alternative Minimum Tax)                                                             8/00 at 102 Aaa     5,681,298

    4,600,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage Revenue Refunding Bonds
                 (GNMA and FNMA Mortgage-Backed Securities Program), Series 1997D, 5.900%, 10/01/30
                 (Alternative Minimum Tax)                                                            10/07 at 102 Aaa     4,730,686

   11,545,000   Orleans Parish School Board, Public School Refunding Bonds, Series 1987 (Defeased),
                 9.000%, 2/01/09                                                                      No Opt. Call Aaa    15,620,270


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.6%

    4,880,000   Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series C-2,
                 6.875%, 11/15/23 (Alternative Minimum Tax)                                           10/04 at 102 AA      5,205,447


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.3%

    2,000,000   City of Gaithersburg (Maryland), First Mortgage Economic Development Revenue Bonds (Asbury
                 Methodist Home, Incorporated Facility), Series 1990, 7.850%, 1/01/20
                 (Pre-refunded to 1/01/00)                                                             1/00 at 102 N/R***  2,154,160


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 7.1%

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Goddard Memorial Hospital Issue, Series B:
    3,810,000    9.000%, 7/01/15 (Pre-refunded to 7/01/00)                                             7/00 at 102 Aaa     4,261,904
    5,920,000    9.000%, 7/01/15                                                                       7/00 at 102 Baa     6,482,400

      535,000   Massachusetts Housing Finance Agency, Residential Housing Revenue Bonds, 1988 Series B,
                 8.100%, 8/01/23 (Alternative Minimum Tax)                                             8/99 at 102 A-        557,566

    8,000,000   Massachusetts Water Resources Authority, 5.000%, 3/01/22                               3/03 at 100 Aaa     7,645,440

                Massachusetts Water Resources Authority, General Revenue Bonds, 1990 Series A:
   15,000,000    7.625%, 4/01/14 (Pre-refunded to 4/01/00)                                             4/00 at 102 Aaa    16,256,400
    4,000,000    7.500%, 4/01/16 (Pre-refunded to 4/01/00)                                             4/00 at 102 Aaa     4,325,880

   16,250,000   City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital (FHA Insured Mortgage),
                 Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)                                   8/00 at 102 Aaa    17,745,000

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.9%

$  10,000,000   Detroit Water Supply System, Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15    No Opt. Call Aaa  $ 11,600,500

    3,650,000   City of Detroit, Michigan, Water Supply System Revenue (Senior Lien) Bonds,
                 Series 1997-A, 5.000%, 7/01/27                                                        7/07 at 101 Aaa     3,477,647


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.3%

    5,000,000   The Dakota County Housing and Redevelopment Authority, The Washington County Housing and
                 Redevelopment Authority, and The City of Bloomington, Minnesota, Single Family Residential
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Program), Series 1988, 8.450%, 9/01/19
                 (Alternative Minimum Tax)                                                            No Opt. Call Aaa     6,962,200

    2,860,000   City of Hopkins, Minnesota, Elderly Housing Revenue Refunding Bonds (St. Therese
                 Southwest, Inc. Project), Series 1994A, 6.500%, 3/01/19 (Pre-refunded to 3/01/04)     3/04 at 102 AA***   3,204,830


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.4%

      970,000   Mississippi Home Corporation, Single Family Senior Revenue Refunding Bonds Series 1990A,
                 9.250%, 3/01/12                                                                       9/00 at 103 Aaa     1,036,173

    2,305,000   Mississippi Housing Finance Corporation, Single Family Mortgage Purchase Revenue Bonds, Series
                 1989 (GNMA Mortgage-Backed Securities Program), 8.250%, 10/15/18
                 (Alternative Minimum Tax)                                                            10/99 at 102 Aaa     2,425,874


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.3%

    2,235,000   Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds (Homeownership
                 Loan Program), 1997 Series A-2, 7.300%, 3/01/28 (Alternative Minimum Tax)             3/07 at 105 AAA     2,519,337


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 2.1%

   13,330,000   Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, 1995 Series B,
                 6.450%, 3/01/35 (Alternative Minimum Tax)                                         3/05 at 101 1/2 AAA    13,968,107

    3,300,000   Nebraska Higher Education Loan Program, Inc., Student Loan Program Revenue Bonds,
                 1993 Series B, 5.875%, 6/01/14 (Alternative Minimum Tax)                              3/04 at 102 A       3,366,297


------------------------------------------------------------------------------------------------------------------------------------
                New York - 12.0%

    5,890,000   Dormitory Authority of the State of New York, City University System Consolidated Second General
                 Resolution Revenue Bonds, Series 1990C, 9.250%, 7/01/98                              No Opt. Call Baa1    5,940,713

   14,235,000   Dormitory Authority of the State of New York, City University System Consolidated Second General
                 Resolution Revenue Bonds, Series 1990D, 8.750%, 7/01/02                              No Opt. Call Baa1   16,384,627

   10,000,000   Dormitory Authority of the State of New York, City University System Consolidated Second General
                 Resolution Revenue Bonds, Series 1990F, 7.875%, 7/01/17 (Pre-refunded to 7/01/00)     7/00 at 102 Aaa    10,968,200

                Dormitory Authority of the State of New York, State University
                Educational Facilities, Revenue Bonds, Series 1989B:
    7,935,000    7.250%, 5/15/15 (Pre-refunded to 5/15/00)                                             5/00 at 102 Aaa     8,574,640
    1,025,000    7.250%, 5/15/15 (Pre-refunded to 5/15/00)                                             5/00 at 102 AAA     1,107,625

    5,000,000   New York Medical Care Facilities Finance Agency, St. Luke's-Roosevelt Hospital Center FHA-Insured
                 Mortgage Revenue Bonds, 1989 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)      2/00 at 102 Aaa     5,382,650

    3,500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series HH-3,
                 7.950%, 4/01/22 (Alternative Minimum Tax)                                             6/00 at 102 Aa2     3,681,685

   10,000,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series G,
                 6.000%, 10/15/26                                                                     10/07 at 101 A3     10,553,200

   11,500,000   New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds,
                 Fiscal 1991 Series A, 6.000%, 6/15/20 (Pre-refunded to 6/15/00)                       6/00 at 100 A2***  11,953,675

   10,200,000   New York City Municipal Water Finance Authority (New York), Water and Sewer System Revenue
                 Bonds, Fiscal 1991 Series A, 7.500%, 6/15/19 (Pre-refunded to 6/15/00)            6/00 at 101 1/2 Aaa    11,047,008

    7,000,000   New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds,
                 Fiscal 1996 Series B, 5.750%, 6/15/26                                                 6/06 at 101 Aaa     7,266,140

    4,200,000   New York City Industrial Development Agency, Special Facility Revenue Bonds (1990 American
                 Airlines, Inc. Project), 8.000%, 7/01/20 (Alternative Minimum Tax)                    1/99 at 102 Baa2    4,381,566

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.9%

$  19,200,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series
                 1996 B, 5.875%, 1/01/21                                                               1/07 at 102 Aaa $  20,217,216

    2,795,000   Charlotte Mortgage Revenue Refunding Bonds (FHA Insured Mortgage-Double Oaks Apartments),
                 7.350%, 5/15/26                                                                      11/07 at 100 AAA     3,083,081


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 1.7%

    2,500,000   State of Oregon, Department of General Services, Certificates of Participation (1990 Real Property
                 Financing Program) Series F, 7.500%, 9/01/15 (Pre-refunded to 9/01/00)                9/00 at 102 Aaa     2,732,500

    8,990,000   Northern Wasco County People's Utility District, Wasco County, Oregon, McNary Dam Fishway
                 Hydroelectric Project Revenue Bonds, Series 1993 (Bonneville Power Administration),
                 5.200%, 12/01/24                                                                     12/03 at 102 Aa1     8,787,006

    2,500,000   Hillsboro School District No. 1J, Washington, Multnomah and Yamhill Countries, Oregon, General
                 Obligation Refunding Bonds, Series 1988, 5.000%, 11/01/12                            No Opt. Call Aa3     2,512,825


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.4%

    6,710,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1990-28,
                 7.650%, 10/01/23 (Alternative Minimum Tax)                                           10/00 at 102 AA+     7,043,823

    4,905,000   McKean County Hospital Authority, Hospital Revenue Bonds, Series of 1990 (Bradford Hospital
                 Project), 8.875%, 10/01/20                                                           10/00 at 102 BBB-    5,493,404

    7,040,000   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1993,
                 5.000%, 6/15/16                                                                       6/03 at 100 Aaa     6,787,546


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 4.2%

   25,250,000   Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds,
                 Lifespan Obligation Group Issue, Series 1996, 5.750%, 5/15/23                         5/07 at 102 Aaa    26,147,133

    2,185,000   Rhode Island Housing and Mortgage Finance Corporation, Series 3-B Bonds, 8.050%, 4/01/22
                 (Alternative Minimum Tax)                                                            10/00 at 102 AA+     2,290,448

    4,855,000   Newport Housing Development Corporation, 1995 Multifamily Mortgage Revenue Refunding Bonds
                 (Broadway-West Broadway Apartments - FHA Insured Mortgage, Section 8 Assisted Project),
                 Series A, 6.800%, 8/01/24                                                             6/03 at 100 AAA     5,242,915


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.5%

    3,475,000   South Carolina State Housing Finance and Development Authority, Homeownership Mortgage Purchase
                 Bonds, 1990 Series C, 7.750%, 7/01/22 (Alternative Minimum Tax)                       7/00 at 102 AA      3,660,287


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.3%

    2,395,000   Tennessee Housing Development Agency, Homeownership Program Bonds, Issue H,
                 Series 1988, 7.825%, 7/01/15 (Alternative Minimum Tax)                                7/12 at 100 AA      2,534,748


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 3.5%

    2,000,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue Bonds (Texas Utilities Electric
                 Company Project), Series 1990A, 8.125%, 2/01/20 (Alternative Minimum Tax)             2/00 at 102 Baa1    2,151,420

    4,295,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue Bonds (Texas Utilities Electric
                 Company Project), Series 1989A, 8.250%, 1/01/19 (Alternative Minimum Tax)             1/99 at 102 Baa1    4,482,219

    3,500,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue Refunding Bonds
                 (Texas Utilities Electric Company Project), Series 1993A, 5.500%, 5/01/22            11/03 at 102 Aaa     3,534,230

    2,270,000   The Cameron County Housing Finance Corporation, GNMA Collateralized Mortgage Revenue Refunding
                 Bonds, 1990 Series B, 7.850%, 3/01/24                                                 9/00 at 103 Aaa     2,407,517

                Dallas Housing Corporation, Refunding and Capital Program
                Revenue Bonds (Section 8 Assisted Projects), Series 1990:
    1,000,000    7.700%, 8/01/05                                                                       8/00 at 102 Baa2    1,055,970
    2,000,000    7.850%, 8/01/13                                                                       8/00 at 102 Baa2    2,111,620

   10,175,000   Harris County Hospital District, Refunding Revenue Bonds, Texas, Series 1990,
                 7.400%, 2/15/10                                                                      No Opt. Call  Aaa   12,175,507

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.5%

$   3,955,000   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 1, 8.150%, 5/01/25
                 (Alternative Minimum Tax)                                                            11/00 at 102 A1  $   4,177,469


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 7.6%

   11,320,000   State of Washington, General Obligation Bonds, Series 1994A, 4.750%, 10/01/13         10/03 at 100 Aa1    10,783,772

    3,000,000   Washington Health Care Facilities Authority Revenue Bonds, Series 1990 (Franciscan Health System/
                 St. Francis Community Hospital of Federal Way), 7.250%, 7/01/15
                 (Pre-refunded to 7/01/00)                                                             7/00 at 102 Aaa     3,249,270

    2,000,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds, 7/00 at 102 Aaa     2,195,260
                 Series 1990C, 8.000%, 7/01/17 (Pre-refunded to 7/01/00)

    3,205,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds, Series 1989A,
                 7.500%, 7/01/15 (Pre-refunded to 7/01/99)                                             7/99 at 102 Aaa     3,397,655

    5,650,000   Washington Public Power Supply System, Nuclear Project No. 2, Refunding Revenue Bonds, Series 1990B,
                 7,000%, 7/01/12 (Pre-refunded to 7/01/00)                                             7/00 at 102 Aaa     6,083,073

   16,060,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds, Series 1993B,
                 5.600%, 7/01/15                                                                       7/03 at 102 Aaa    16,365,942

    4,500,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds, Series 1993C,
                 5.375%, 7/01/15                                                                       7/03 at 102 Aa1     4,452,434

   13,900,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds, Series 1989B,
                 7.250%, 7/01/15 (Pre-refunded to 1/01/00)                                             1/00 at 102 Aaa    14,871,192


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.4%

    3,145,000   Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, 1989
                 Series B, 7.600%, 3/01/15                                                             9/99 at 102 AA      3,267,340


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.4%

    3,450,000   Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds (Series X),
                 5.500%, 7/01/19                                                                   7/03 at 101 1/2 A       3,472,045
------------------------------------------------------------------------------------------------------------------------------------

$ 729,395,000   Total Investments - (cost $731,316,652) - 98.1%                                                          792,486,468
=============
                Other Assets Less Liabilities - 1.9%                                                                      15,414,730
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 807,901,198
                ====================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.
                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
                            April 30, 1998
                            (Unaudited)
   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 0.8%

$   2,900,000   The Water Works Board of the City of Arab (Alabama), Water Revenue Bonds, Series 1991,
                 7.050%, 8/01/16                                                                       8/01 at 102 Aaa $   3,168,598

    2,625,000   Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997-A,
                 5,375%, 2/01/27                                                                       2/07 at 100 Aaa     2,631,116


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.3%

    3,795,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue Refunding Bonds,
                 1991 Series A (FHA Insured or VA Guaranteed Mortgage Loans), 8.000%, 8/15/11          8/01 at 103  AA     4,064,749

    4,500,000   City of Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Refunding Bonds,
                 Series 1993, 7.375%, 8/01/15                                                         No Opt. Call   A     5,617,215


------------------------------------------------------------------------------------------------------------------------------------
                California - 7.5%

    4,000,000   Sisters of Charity of Leavenworth Health Services Corporation, Certificates of Participation,
                 California Statewide Communities Development Authority Sisters of Charity of Leavenworth
                 Health Services Corporation, 5.000%, 12/01/23                                        12/03 at 102 AA      3,789,920

    3,125,000   State of California Department of Transportation, Refunding Certificates of Participation, Series 1997A,
                 5.250%, 3/01/16                                                                       3/07 at 102 Aaa     3,124,781

    3,200,000   State of California, Department of Water Resources, Central Valley Project, Water System Revenue
                 Bonds, Series M, 4.875%, 12/01/27                                                    12/03 at 101 AA      2,966,368

    7,285,000   Department of Water and Power of the City of Los Angeles, Electric Plant Refunding Revenue Bonds,
                 Issue of 1993, 5.375%, 9/01/23                                                        9/03 at 102 Aa3     7,290,974

    6,710,000   Department of Water and Power of the City of Los Angeles, Water Works Refunding Revenue Bonds,
                 Second Issue of 1993, 4.500%, 5/15/11                                                 5/03 at 102 Aa      6,342,024

   21,800,000   Los Angeles County Metropolitan Transportation Authority (California), Proposition A Sales Tax Revenue
                 Refunding Bonds, Series 1993-A, 6.750%, 7/01/20 (Pre-refunded to 7/01/01)             7/01 at 102 Aaa    23,844,840

   10,000,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding Revenue Bonds, Series 1997A,
                 5.250%, 1/15/30                                                                       1/07 at 102 Aaa     9,832,300


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.7%

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
    1,040,000    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)                11/01 at 102 Aaa     1,174,025
    3,960,000    7.750%, 11/15/21 (Alternative Minimum Tax)                                           11/01 at 102 Baa1    4,396,313

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992C:
    2,560,000    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)                11/02 at 102 Aaa     2,845,824
    9,590,000    6.750%, 11/15/22 (Alternative Minimum Tax)                                           11/02 at 102 Baa1   10,368,516

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
    5,305,000    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)                11/01 at 102 Aaa     6,161,121
   14,695,000    8.750%, 11/15/23 (Alternative Minimum Tax)                                           11/01 at 102 Baa1   16,761,117

    1,690,000   Jefferson County, Colorado, Single Family Revenue Refunding Bonds, Series 1991A,
                 8.875%, 10/01/13                                                                      4/01 at 103 Aaa     1,804,599


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 2.6%

    7,425,000   Connecticut Development Authority, Health Facility Refunding Revenue Bonds, Alzheimer's Resource
                 Center of Connecticut, Inc. Project, 1991 Series A, 10.000%, 8/15/21,
                 (Pre-refunded to 8/15/01)                                                             8/01 at 103 N/R***  8,874,583

    9,785,000   Connecticut Development Authority, Health Facility Refunding Revenue Bonds, Alzheimer's Resources
                 Center of Connecticut, Inc. Project, 1994 Series A, 7.250%, 8/15/21                   8/04 at 102 N/R    10,615,159


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.9%

    5,000,000   District of Columbia (Washington, D.C.), General Obligation Bonds, Series 1998B,
                 6.000%, 6/01/11                                                                      No Opt. Call Aaa     5,448,100

    1,615,000   District of Columbia Housing Finance Agency, Collateralized Single Family Mortgage Revenue
                 Bonds, Series 1990A, 8.100% 12/01/23 (Alternative Minimum Tax)                       12/00 at 102 Aaa     1,738,951
Portfolio of Investments
                            NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS) (continued)
                            April 30, 1998
                            (Unaudited)

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 3.0%

$  14,250,000   Jacksonville Electric Authority (Jacksonville, Florida), Bulk Power Supply System Revenue Bonds
                 (Scherer 4 Project, Issue One, Series 1991A), 6.750%, 10/01/21
                 (Pre-refunded to 10/01/00)                                                       10/00 at 101 1/2 Aaa   $15,314,760

    7,400,000   State of Florida, Orlando-Orange County Expressway Authority, Junior Lien Revenue Refunding
                 Bonds, Series of 1993A, 5.125%, 7/01/20                                               7/03 at 102 Aaa     7,222,326


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 0.3%

    1,995,000   Urban Residential Finance Authority of the City of Atlanta, Georgia, Single Family Mortgage Revenue
                 Bonds (GNMA Collateralized Home Mortgage Program), Series 1988, in cooperation with the
                 Housing Authority of Fulton County, Georgia, 8.250%, 10/01/21 (Alternative
                 Minimum Tax)                                                                         10/98 at 103 AAA     2,061,892


------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 2.4%

   16,000,000   Department of Budget and Finance of the State of Hawaii, Special Purpose Revenue Bonds, Kapiolani
                 Health Care System Obligated Group (Pali Momi Medical Center Project), Series 1991, 7.650%, 7/01/19
                 (Pre-refunded to 7/01/01)                                                             7/01 at 102 Aaa    17,843,040


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 5.3%

                Illinois Development Finance Authority, Multi-Family Housing Bonds, Series 1990 (Affordable
                Housing Preservation Foundation Project), Subseries A (FHA Insured Mortgage Loans-Lawless
                Gardens Project):
      775,000    7.650%, 7/01/07                                                                       1/02 at 105 AAA       854,748
    6,780,000    7.650%, 12/31/31                                                                      1/02 at 105 AAA     7,391,963

   10,375,000   Illinois Educational Facilities Authority, Adjustable Demand Revenue Bonds, The University of Chicago,
                 Series 1985, Conversion To A Fixed Interest Rate, 5.700%, 12/01/25                   12/03 at 102 Aa1    10,611,446

    1,585,000   Illinois Housing Development Authority, Multi-Family Housing Bonds, 1991 Series C,
                 7.400%, 7/01/23                                                                       7/01 at 102  A1     1,668,181

   14,605,000   City of Chicago, General Obligation Bonds (Emergency Telephone System),
                 Series 1993, 5.625%, 1/01/23                                                          1/03 at 102 Aaa    14,834,737

    5,000,000   City of Chicago, General Obligation Bonds, Project and Refunding Series 1995B,
                 5.125%, 1/01/25                                                                       1/06 at 102 Aaa     4,820,150


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.8%

    8,640,000   Avon Community School Building Corporation, First Mortgage Bonds, Series 1994 (Hendricks County,
                 Indiana), 5.500%, 1/01/16                                                             1/04 at 101 Aaa     8,725,882

    5,190,000   Beacon Heights Housing Development Corporation, 1991 Multifamily Mortgage Revenue Refunding
                 Bonds (FHA Insured Mortgage-Section 8 Assisted Project), Series A, 7.625%, 2/01/21    6/01 at 100 AAA     5,424,017

    5,770,000   Fremont Middle School Building Corporation, First Mortgage Refunding Bonds, Series 1994 A,
                 Steuben County, Indiana, 5.250%, 1/15/13                                              1/04 at 101 Aaa     5,792,157

    1,100,000   Michigan City Housing Development Corporation, 1991 Multifamily Mortgage Revenue Refunding
                 Bonds (FHA Insured Mortgage-Section 8 Assisted Project), Series A, 7.625%, 2/01/21    6/01 at 100 AAA     1,149,599


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 2.5%

    8,665,000   City of Merriam, Kansas, Hospital Refunding Revenue Bonds, Series 1991C (Shawnee Mission
                 Medical Center, Inc. Project), 7.250%, 9/01/04 (Pre-refunded to 9/01/01)              9/01 at 102 AAA     9,300,145

    8,800,000   City of Merriam, Kansas, Hospital Refunding Revenue Bonds, Series 1991B (Shawnee Mission
                 Medical Center, Inc. Project), 7.250%, 9/01/21 (Pre-refunded to 9/01/01)              9/01 at 102 AAA     9,737,728


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.4%

    3,015,000   Lakeland Wesley Village, Inc., Mortgage Revenue Refunding Bonds (Lakeland Wesley Village I
                 Elderly Section 8 Assisted Project/FHA Insured Mortgage), Series 1991,
                 7.500%, 11/01/21                                                                     11/01 at 103 Aa      3,186,282


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 0.3%

    1,855,000   Calcasieu Parish Public Trust Authority, Mortgage Revenue Refunding Bonds, 1991 Series A,
                 7.750%, 6/01/12                                                                       6/01 at 103 A1      1,973,553


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 5.0%

    2,000,000    Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, Lowell General Hospital Issue, Series A, 8.400%,
                 6/01/11 (Pre-refunded to 6/01/01)                                                     6/01 at 102 A3***   2,266,600

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts (continued)

$   2,100,000   Massachusetts Housing Finance Agency, Residential Housing Revenue Bonds, 1988 Series A,
                 8.400%, 8/01/21 (Alternative Minimum Tax)                                             8/98 at 102 A1  $   2,153,676

   19,025,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1990 Series A, 6.000%
                 4/01/20 (Pre-refunded to 4/01/00)                                                     4/00 at 100 Aaa    19,708,188

    7,375,000   Boston Housing Development Corporation, Mortgage Revenue Refunding Bonds, Series 1994A (FHA
                 Insured Mortgage Loans-Section 8 Assisted Projects), 5.500%, 7/01/24                  1/04 at 102 Aaa     7,410,990

    6,300,000   Somerville Housing Authority, Mortgage Revenue Bonds, Series 1990 (GNMA Collateralized-
                 Clarendon Hill Towers Project), 7.950%, 11/20/30                                      5/00 at 102 AAA     6,653,052


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.6%

    7,890,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (The Detroit Medical Center
                 Obligated Group), Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)             8/01 at 102 Aaa     8,794,983

    3,625,000   Flowerville Community Schools, Counties of Livingston, Ingham, and Shiawassee, State of Michigan,
                 1996 School Building and Site Bonds (General Obligation-Unlimited Tax),
                 5.600%, 5/01/26                                                                       5/07 at 100 Aaa     3,694,274


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.0%

    3,465,000   The Chicago County Housing and Redevelopment Authority, The Southcentral
                 Multi-County Housing and Redevelopment Authority, The Stearns County Housing
                 and Redevelopment Authority, Single Family Mortgage Revenue Bonds, FNMA,
                 Series 1994B, 7.050%, 9/01/27 (Alternative Minimum Tax)                         3/04 at 102 27/32 AAA     3,737,522

                The Dakota, Washington, and Stearns Counties Housing and Redevelopment Authority, Single
                Family Mortgage Revenue Refunding Bonds (Fannie Mae Mortgage-Backed Securities Program),
                Series 1994A:
    2,140,000    6.600%, 9/01/17 (Alternative Minimum Tax)                                             3/04 at 102 AAA     2,258,770
    1,540,000    6.700%, 3/01/21 (Alternative Minimum Tax)                                             3/04 at 102 AAA     1,627,118


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi- 0.2%

    1,445,000   Goodman Housing Development Corporation, 1991 Multifamily Mortgage Revenue Refunding Bonds
                 (Goodhaven Manor-FHA Insured Mortgage, Section 8 Assisted Project), Series A,
                 7.625%, 2/01/22                                                                       8/01 at 100 AAA     1,512,395


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 1.5%

   10,550,000   Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, 1995 Series A,
                 6.800%, 3/01/35 (Alternative Minimum Tax)                                         3/05 at 101 1/2 AAA    11,183,106


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 1.4%

   10,000,000   Clark County School District, Nevada, General Obligation (Limited Tax), School Improvement Bonds,
                 Series 1996, 6.000%, 6/15/15                                                          6/06 at 101 Aaa    10,657,000


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 2.5%

    4,420,000   New Jersey Housing and Mortgage Finance Agency, Section 8 Bonds, 1991 Series A,
                 6.850%, 11/01/06                                                                     11/01 at 102 AA+     4,736,428

   13,920,000   The Pollution Control Financing Authority of Salem County, Pollution Control
                 Revenue Refunding Bonds, 1993 Series C (Public Service Electric and Gas Company
                 Project), 5.550%, 11/01/33                                                           11/03 at 102 Aaa    14,090,242


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 2.2%

    1,330,000   New Mexico Mortgage Finance Authority, Single Family Mortgage Program Senior Bonds, 1989
                 Series A (Federally Insured or Guaranteed Mortgage Loans), 7.800%, 3/01/21 (Alternative
                 Minimum Tax)                                                                          9/99 at 102 AA-     1,384,198

   14,050,000   City of Farmington, New Mexico, Pollution Control Refunding Revenue Bonds (Southern California
                 Edison Company Four Corners Project), 1991 Series A, 7.200%, 4/01/21                  4/01 at 102 A+     15,219,522


------------------------------------------------------------------------------------------------------------------------------------
                New York - 9.9%

    6,000,000   New York Local Government Assistance Corporation (A Public Benefit Corporation of the State of
                 New York), Series 1991D Bonds, 7.000%, 4/01/18 (Pre-refunded to 4/01/02)              4/02 at 102 Aaa     6,683,340

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

                New York Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1991 Series B:
$     595,000    7.600%, 2/15/06                                                                       8/01 at 102 A-  $     657,207
      580,000    7.600%, 8/15/06                                                                       8/01 at 102 A-        640,639
    1,980,000    7.625%, 8/15/17                                                                       8/01 at 102 A-      2,203,285

                New York Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1991 Series D:
    5,380,000    7.400%, 2/15/18 (Pre-refunded to 2/15/02)                                             2/02 at 102 A-***   6,033,778
       40,000    7.400%, 2/15/18                                                                       2/02 at 102 A-         44,615

    1,740,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home, FHA Insured
                 Mortgage Revenue Bonds, 1988, 8.000%, 2/15/28 (Pre-refunded to 8/15/98)               8/98 at 102 AAA     1,794,827

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series B:
    1,020,000    7.600%, 2/15/06 (Pre-refunded to 8/15/01)                                             8/01 at 102 A-***   1,140,095
    1,010,000    7.600%, 8/15/06 (Pre-refunded to 8/15/01)                                             8/01 at 102 A-***   1,128,917
    5,970,000    7.625%, 8/15/17 (Pre-refunded to 8/15/01)                                             8/01 at 102 A-***   6,677,445

   12,940,000   New York State Urban Development Corporation, 1966 Corporate Purpose Senior Lien Bonds,
                 5.500%, 7/01/26                                                                       7/06 at 102 Aaa    13,059,307

    6,000,000   New York State Urban Development Corporation, Correctional Capital Facilities Revenue Bonds,
                 Series 2, 7.500%, 1/01/18 (Pre-refunded to 1/01/01)                                   1/01 at 102 Aaa     6,607,620

                The City of New York, General Obligation Bonds, Fiscal 1991
                 Series F, Tax-Exempt Bonds:
   11,730,000    8.250%, 11/15/10 (Pre refunded to 11/15/01)                                      11/01 at 101 1/2 Aaa    13,419,355
    1,020,000    8.250%, 11/15/15                                                                 11/01 at 101 1/2 A3      1,151,625

    9,290,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series G,
                 6.000%, 10/15/26                                                                     10/07 at 101 A3      9,803,923

    4,000,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series F,
                 5.250%, 8/01/14                                                                       2/08 at 101 A3      3,952,320


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.5%

   18,555,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series
                 1993 B, 5.500%, 1/01/17                                                               1/03 at 100 Aaa    18,720,511


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.5%

    2,235,000   Toledo-Lucas County Port Authority, Development Revenue Bonds (Northwest Ohio Bond Fund),
                 Series 1989D, 8.500%, 11/15/00 (Alternative Minimum Tax)                              5/98 at 101 N/R     2,264,882

    1,295,000   Toledo-Lucas County Port Authority, Development Revenue Bonds (Northwest Ohio Bond Fund),
                 Series 1989C, 8.400%, 11/15/09 (Alternative Minimum Tax)                             11/00 at 102 N/R     1,362,638

      320,000   Toledo-Lucas County Port Authority, Development Revenue Bonds (Northwest Ohio Bond Fund),
                 Series 1990D, 8.500%, 5/15/00 (Alternative Minimum Tax)                              No Opt. Call N/R       336,467


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 4.6%

   11,365,000   Oklahoma County Home Finance Authority (Oklahoma County, Oklahoma), Single Family Mortgage
                 Revenue Refunding Bonds, 1991 Series A, 8.750%, 7/01/12                               7/01 at 102 A1     11,973,255

   21,025,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds, Series 1991, 7.600%, 12/01/30
                 (Alternative Minimum Tax)                                                             6/01 at 102 Baa2   22,968,131


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 1.4%

   10,000,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds, Sixteenth Series,
                 7.000%, 8/01/18 (Pre-refunded to 8/01/01)                                             8/01 at 100 AAA    10,824,800


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.7%

    5,000,000   Oconee County, South Carolina, Pollution Control Facilities Revenue Refunding Bonds, Series 1993
                 (Duke Power Company Project), 5.800%, 4/01/14                                         4/03 at 102 Aa2     5,178,100

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 2.0%

$   5,000,000   South Dakota Housing Development Authority, Homeownership Mortgage Bonds, 1966 Series D,
                 6.300%, 5/01/27 (Alternative Minimum Tax)                                            11/06 at 102 AAA $   5,266,950

    7,645,000   City of Sioux Falls, South Dakota, Variable Rate Demand Industrial Revenue Refunding Bonds,
                 Series 1989 (Great Plains Hotel Corporation Project), 8.500%, 11/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 10/15/14) (Mandatory put 10/15/14)                                  10/14 at 100 AAA     9,944,463


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 2.3%

    8,780,000   Tennessee Housing Development Agency, Homeownership Program Bonds, Issue V, 7.650%, 7/01/22
                 (Alternative Minimum Tax)                                                             7/01 at 102 AA      9,295,210

    7,220,000   The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation
                 Multi-Purpose Improvement Bonds, Series 1994, 6.150%, 5/15/25
                 (Pre-refunded to 5/15/02)                                                             5/02 at 102 AAA     7,813,917


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 5.6%

    8,580,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue Bonds (Texas Utilities
                 Electric Company Project), Series 1990A, 8.125%, 2/01/20
                 (Alternative Minimum Tax)                                                             2/00 at 102 Baa1    9,229,592

    6,480,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue Bonds
                 (Texas Utilities                                                                      1/99 at 102 Baa1    6,762,463
                 Electric Company Project), Series 1989A, 8.250%, 1/01/19 (Alternative Minimum Tax)

    3,500,000   Comal County Health Facilities Development Corporation, Hospital Revenue Refunding     1/01 at 102 AAA     3,765,300
                  Bonds (McKenna Memorial Hospital FHA Insured Project), Series 1991, 7.375%, 1/15/21

   10,895,000   El Paso Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds, Series
                 1991A, 8.750%, 10/01/11                                                               4/01 at 103 A2     12,174,400

    2,755,000   The Harrison County Finance Corporation, Single Family Mortgage Revenue Refunding Bonds, Series
                 1991, 8.875%, 12/01/11                                                               12/01 at 103 A       2,920,768

    2,395,000   Panhandle Regional Housing Finance Corporation, Single Family Mortgage Revenue         5/01 at 100 AAA     2,483,088
                 Bonds (GNMA Mortgage-Backed Securities Program), Series 1991A, 7.500%, 5/01/24 (Alternative Minimum Tax)

    4,560,000   Winter Garden Housing Finance Corporation, Single Family Mortgage Revenue Bonds (GNMA and
                 FNMA Mortgage-Backed Securities Program), Series 1994, 6.950%, 10/01/27 (Alternative
                 Minimum Tax)                                                                          4/04 at 103 AAA     4,868,530


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 3.9%

   16,550,000   Utah County, Utah, Hospital Revenue Bonds, Series 1997 (IHC Health Services, Inc.),
                 5.250%, 8/15/26                                                                       8/07 at 101 Aaa    16,097,192

   13,650,000   Intermountain Power Agency, Power Supply Revenue Refunding Bonds, 1993 Series A,
                 5.500%, 7/01/20                                                                       7/03 at 102 Aaa    13,777,628


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 11.8%

    5,000,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds, Series
                 1990C, 8.000%, 7/01/17 (Pre-refunded to 7/01/00)                                      7/00 at 102 Aaa     5,488,150

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds, Series
                 1989B, 7.400%, 7/01/09 (Pre-refunded to 1/01/00)                                      1/00 at 102 Aaa     4,289,040

   10,000,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds, Series
                 1997A, 5.125%, 7/01/16                                                                7/07 at 102 Aaa     9,751,200

    2,000,000   Washington Public Power Supply System, Nuclear Project No. 2, Refunding Revenue Bonds, Series
                 1990A, 7.375%, 7/01/12 (Pre-refunded to 7/01/00)                                      7/00 at 102 Aaa     2,169,580

    5,000,000   Washington Public Power Supply System, Nuclear Project No. 2, Refunding Revenue Bonds, Series
                 1990B, 7.000%, 7/01/12 (Pre-refunded to 7/01/00)                                      7/00 at 102 Aaa     5,383,250

    2,130,000   Washington Public Power Supply System, Nuclear Project No. 2, Refunding Revenue Bonds, Series
                 1992A, 6.250%, 7/01/12                                                                7/02 at 102 Aa1     2,277,737

    5,000,000   Washington Public Power Supply System, Nuclear Project No. 2, Refunding Revenue Bonds, Series
                 1994A, 5.375%, 7/01/11                                                                7/04 at 102 Aa1     5,047,300

    7,880,000   Washington Public Power Supply System, Nuclear Project No. 2, Refunding Revenue Bonds, Series
                 1992A, 6.250%, 7/01/12 (Pre-refunded to 7/01/02)                                      7/02 at 102 Aa1***  8,552,794

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Washington (continued)

$   3,935,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds,
                 Series 1993C, 5.375%, 7/01/15                                                         7/03 at 102 Aa1  $  3,893,406

                Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds,
                Series 1989B:
   24,060,000    7.250%, 7/01/15 (Pre-refunded to 1/01/00)                                             1/00 at 102 Aa***  25,741,071
    7,560,000    5,500%, 7/01/17                                                                       1/00 at 100 Aa1     7,561,739

                Municipality of Metropolitan Seattle (Seattle, Washington), Sewer Refunding Revenue Bonds,
                Series Z:
    2,160,000    5.450%, 1/01/16                                                                       1/03 at 102 Aaa     2,173,500
    3,095,000    5.450%, 1/01/17                                                                       1/03 at 102 Aaa     3,114,343
    2,490,000    5.450%, 1/01/19                                                                       1/03 at 102 Aaa     2,503,620
    1,800,000    5.450%, 1/01/20                                                                       1/03 at 102 Aaa     1,805,831


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.8%

   11,080,000   Wisconsin Center District, Junior Dedicated Tax Revenue Bonds, Series 1996B,
                 5.750%, 12/15/27                                                                     12/06 at 101 A      11,544,694

    2,100,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Wausau Hospitals, Inc. Project),
                 Series 1991B, 6.700%, 8/15/20 (Pre-refunded to 2/15/01)                               2/01 at 102 Aaa     2,271,842
------------------------------------------------------------------------------------------------------------------------------------

$ 701,970,000   Total Investments - (cost $688,640,178) - 98.2%                                                          744,457,543
=============
                Temporary Investments in Short-Term Municipal Securities - 0.1%

 $    800,000   Minneapolis/St. Paul Housing and Redevelopment Authority Health Care (Children's Health Care),
=============
                 Series 1995, Variable Rate Demand Bonds, 4.300%, 8/15/25+                                   SP-1+           800,000
                --------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 1.7%                                                                      13,007,347
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $ 758,264,890
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
                            April 30, 1998
                            (Unaudited)



   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.8%

$  17,000,000   The Industrial Development Board of the Town of Courtland, Pollution Control Refunding
                 Revenue Bonds (Champion International Corporation Project), Series 1995,
                 6.150%, 6/01/19                                                                       6/05 at 102 Baa1  $17,917,660

    3,895,000   Jefferson County Board of Education, Capital Outlay School Warrants, Series 1997-A,
                 5.800%, 2/15/20                                                                       2/07 at 102 Aaa     4,079,234


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 2.0%

    1,775,000   Alaska Housing Finance Corporation, Collateralized Bonds, 1991 First Series (Veterans Mortgage
                 Program), Issue A-1, 7.125%, 12/01/30                                                 6/01 at 102 Aaa     1,863,022

    6,750,000   Alaska Housing Finance Corporation, General Housing Purpose Bonds, 1992 Series A,
                 6.600%, 12/01/23 (Pre-refunded to 12/01/02)                                          12/02 at 102 Aa2***  7,437,420

   14,590,000   Alaska State Housing Finance Corporation, Governmental Purposes Bonds, 1995 Series A,
                 5.875%, 12/01/30                                                                     12/05 at 102 Aaa    15,146,754


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

    5,500,000   Yuma Regional Medical Center on behalf of Hospital District No. 1 of Yuma County, Arizona,
                 Hospital Revenue Improvement and Refunding Bond (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)                            8/02 at 101 1/2 N/R***  6,331,325


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.8%

    3,430,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue Refunding Bonds,
                 1991 Series A (FHA Insured or VA Guaranteed Mortgage Loans), 8.000%, 8/15/11          8/01 at 103 AA      3,673,804

    5,990,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds, 1995 Series B
                 (Mortgage-Backed Securities Program), 6.700%, 7/01/27 (Alternative Minimum Tax)       7/05 at 102 AAA     6,416,967


------------------------------------------------------------------------------------------------------------------------------------
                California - 9.6%

   10,500,000   California St. Various Purpose General Obligation Bonds, Series 1998,
                 5.000%, 2/01/21 (DD1)                                                                 2/08 at 101 A1     10,058,790

    3,000,000   California Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds,
                 1993 Series C, 5.600%, 5/01/33                                                        5/03 at 102 A+      3,036,330

    3,960,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1991 Series G,
                 7.050%, 8/01/27 (Alternative Minimum Tax)                                             8/01 at 102 Aa      4,187,027

    5,860,000   California Housing Finance Agency, Multifamily Housing Revenue Bonds Ill, 1998 Series A
                 (AMT), 5.450%, 8/01/28 (Alternative Minimum Tax)                                      8/08 at 102 Aaa     5,813,940

   17,000,000   State Public Works Board of the State of California, Lease Revenue Bonds (Department of Corrections),
                 1994 Series A  (California State of Prison-Monterey County (Soledad II)),
                 7.000%, 11/01/19 (Pre-refunded to 11/01/04)                                          11/04 at 102 Aaa    19,737,510

    3,500,000   State Public Works Board of the State of California, Lease Revenue Bonds (The Trustees of The
                 California State University), 1992 Series A (Various California State University Projects),
                 6.625%, 10/01/10 (Pre-refunded to 10/01/02)                                          10/02 at 102 Aaa     3,888,185

    5,000,000   State of California, Veterans General Obligation Bonds, Series BH, 5.600%, 12/01/32 (Alternative
                 Minimum Tax)                                                                         12/03 at 102 A1      5,039,650

    9,250,000   State of California, Veterans General Obligation Bonds, Series BL, 5.300%, 12/01/12 (Alternative
                 Minimum Tax)                                                                         12/08 at 101 A1      9,337,320

   10,000,000   State of California, Veterans General Obligation Bonds, Series BN (Non-AMT),
                 5.450%, 12/01/28 (WI)                                                                12/03 at 101 A1      9,984,700

                Brea Public Financing Authority (Orange County, California),
                1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                Project AB):
   10,580,000    7.000%, 8/01/15 (Pre-refunded to 8/01/01)                                             8/01 at 102Aaa     11,664,344
    4,420,000    7.000%, 8/01/15                                                                       8/01 at 102Aaa      4,824,165

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)


$   2,500,000   The Community Redevelopment Agency of the City of Los Angeles, California, Central Business
                 District Redevelopment Project, Tax Allocation Refunding Bonds, Series 1987-G,
                 6.750%, 7/01/10                                                                       7/98 at 101 BBB  $  2,599,075

    5,000,000   Department of Water and Power of the City of Los Angeles, California, Water Works Revenue
                 Bonds, Issue of 1992, 6.500%, 4/15/32                                                 4/02 at 102 Aa      5,369,000
    6,700,000   County of Orange, California, 1996 Recovery Certificates of Participation,
                 Series A, 6.000%, 7/01/26                                                             7/06 at 102 Aaa     7,156,873

    2,000,000   City of Redwood City Public Financing Authority, 1991 Local Agency Revenue Bonds, Series B,
                 7.250%, 7/15/11 (Pre-refunded to 7/15/01)                                             7/01 at 102 A-***   2,215,180

    9,190,000   City of San Jose Financing Authority (Santa Clara County, California), 1993 Revenue Bonds, Series C
                  (Convention Center Refunding Project), 6.400%, 9/01/22                               9/01 at 102 A1      9,756,380

    3,375,000   Southern California Home Financing Authority, Single Family Mortgage Revenue Bonds (GNMA and
                 FNMA Mortgage-Backed Securities Program), 1991 Issue A, 7.350%, 9/01/24 (Alternative
                 Minimum Tax)                                                                          3/01 at 102 AAA     3,561,570


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.2%

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1990A:
    8,765,000    8.500%, 11/15/23 (Alternative Minimum Tax)                                           11/00 at 102 Baa1    9,687,429
   15,910,000    8.000%, 11/15/25 (Alternative Minimum Tax)                                           11/00 at 102 Baa1   17,376,107

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
    9,485,000    8.750%, 11/15/23 (Alternative Minimum Tax)                                           11/01 at 102 Baa1   10,818,591
    3,040,000    8.000%, 11/15/25 (Alternative Minimum Tax)                                           11/01 at 100 Baa1    3,342,906

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
    3,165,000    7.750%, 11/15/21 (Alternative Minimum Tax)                                           11/01 at 102 Baa1    3,513,720
    3,825,000    7.000%, 11/15/25 (Alternative Minimum Tax)                                           11/01 at 100 Baa1    4,083,149

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1990A:
      770,000    8.500%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)                11/00 at 102 Aaa       863,724
    1,505,000    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)                11/00 at 102 Aaa     1,670,204

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
    3,425,000    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)                11/01 at 102 Aaa     3,977,727
    1,100,000    8.000 %, 11/15/25 (Alternative Minimum Tax) (Pre refunded to 11/15/01)               11/01 at 100 Aaa     1,231,780

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
      835,000    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)                11/01 at 102 Aaa       942,606
    1,025,000    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)                11/01 at 100 Aaa     1,114,472

    5,110,000   County of Pueblo, Colorado, Hospital Refunding and Improvement Revenue Bonds
                 (Parkview Episcopal Medical Center, Inc. Project), Series 1991B, 8.300%, 9/01/11
                 (Pre-refunded to 9/01/01)                                                             9/01 at 100 N/R***  5,725,857


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.9%

    5,250,000   Dade County Industrial Development Authority, Solid Waste Disposal Revenue Bonds (Florida
                 Power and Light Company Project), Series 1991, 7.150%, 2/01/23
                 (Alternative Minimum Tax)                                                             2/01 at 102 AA-     5,681,760

   13,410,000   Palm Beach County Health Facilities Authority, Hospital Revenue Refunding Bonds, Series 1988
                 (JFK Medical Center, Inc. Projects), 8.875%, 12/01/18 (Pre-refunded to 12/01/98)     12/98 at 102 N/R*** 14,058,776

    8,485,000   St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds (Florida Power and Light Company
                 Project), Series 1991, 7.150%, 2/01/23 (Alternative Minimum Tax)                      2/01 at 102 AA-     9,185,097

                City of Tampa, Florida, Capital Improvement Program Revenue Bonds, Series 1988A:
    1,665,000    8.000%, 10/01/02                                                                     10/98 at 100 AA      1,692,239
    5,830,000    8.250%, 10/01/18                                                                     10/98 at 100 AA      5,924,446


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.5%

                Clayton County Hospital Authority Revenue Anticipation
                Certificates (Southern Regional Medical Center Project),
                Georgia, Series 1991:
    2,900,000    6.500%, 8/01/10                                                                       8/01 at 102 Aaa     3,115,383
    4,500,000    7.000%, 8/01/13                                                                       8/01 at 102 Aaa     4,902,885

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Georgia (continued)


$  15,900,000   The Fulton-DeKalb Hospital Authority, Georgia, Revenue Certificates, Series 1991 (Grady
                 Memorial Hospital), 6.900%, 1/01/20 (Pre-refunded to 1/01/01)                         1/01 at 102 Aaa $  17,241,165

    5,590,000   County Board of Education of Richmond County (Georgia), General Obligation School Bonds,
                 Series 1997, 5.950%, 11/01/26                                                         5/98 at 100 Aaa     5,642,602


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.2%

                Illinois Development Finance Authority, Multi-family Housing
                Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
    5,800,000    7.800%, 3/01/06 (Alternative Minimum Tax)                                             3/02 at 102 BBB+    6,349,260
    1,150,000    7.200%, 9/01/08 (Alternative Minimum Tax)                                             3/02 at 102 BBB+    1,235,342

   11,000,000   Illinois Health Facilities Authority, Hospital Revenue Bonds, Series 1993-A (Hinsdale Hospital),
                 7.000%, 11/15/19                                                                     11/03 at 102 Baa1   12,527,240

   14,500,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1991 (Northwestern Memorial Hospital),
                 6.750%, 8/15/11                                                                       8/01 at 102 Aa     15,746,420

    3,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1991 (Sherman Hospital
                 Project), 6.750%, 8/01/21 (Pre-refunded to 8/01/01)                                   8/01 at 102 Aaa     3,275,280

    5,265,000   Illinois Health Facilities Authority (Rockford Memorial Hospital), Revenue Refunding Bonds,
                 Series 1991A, 6.000%, 8/15/21 (Pre-refunded to 8/15/01)                               8/01 at 100 Aaa     5,540,728

    2,820,000   Illinois Housing Development Authority, Section 8 Elderly Housing Revenue Bonds (Garden House
                 of Maywood Development), Series 1992, 7.000%, 9/01/18                                 9/02 at 102 A       2,980,684

    6,000,000   Central Lake County Joint Action Water Agency, Lake County, Illinois, Water Revenue Bonds,
                 Series 1990A, 7.000% 5/01/19 (Pre-refunded to 5/01/00)                                5/00 at 102 Aaa     6,444,120

   10,000,000   Central Lake County Joint Action Water Agency, Lake County, Illinois, Water Revenue Bonds,
                 Series 1991, 7.000%, 5/01/20 (Pre-refunded to 5/01/01)                                5/01 at 102 Aaa    10,946,300

    6,405,000   City of Chicago, Chicago-O'Hare International Airport, Special Facility Revenue Bonds (United
                 Air Lines, Inc. Project), Series 1984B, 8.850%, 5/01/18                              11/00 at 103 Baa2    7,181,350

   24,430,000   The County of Cook, Illinois, General Obligation Bonds, Series 1991, 6.750%, 11/01/18
                 (Pre-refunded to 11/01/01)                                                           11/01 at 102 Aaa    26,832,691

    3,590,000   Joliet Regional Port District Airport Facilities, Revenue Bonds, Lewis University Airport, Series 97A,
                 7.250%, 7/01/18 (Alternative Minimum Tax)                                             7/07 at 103 N/R     3,799,620

   10,575,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois,
                 General Obligation Bonds, Series 1992A, 6.125%, 6/01/22                               6/02 at 100 Aaa    11,067,266


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.3%

    5,905,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Series 1992 (Community
                 Hospitals Projects), 7.000% 7/01/11 (Pre-refunded to 7/01/01)                         7/01 at 102 Aaa     6,476,368

    4,000,000   The Indianapolis Local Public Improvement Bond Bank, Series 1992 D Bonds,
                 6.500%, 2/01/22                                                                       5/98 at 100 AA      4,007,000

    5,125,000   City of Petersburg, Indiana, Pollution Control Refunding Revenue Bonds, Series 1995A (Indianapolis
                 Power & Light Company Project), 6.625%, 12/01/24                                     12/04 at 102 Aa2     5,655,130


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.4%

    4,500,000   Polk County, Iowa, Health Facilities Revenue Bonds, Catholic Health Corporation (Mercy Health
                 Center of Central Iowa Project), Series 1991, 6.750%, 11/01/15
                 (Pre-refunded to 11/01/01)                                                           11/01 at 101 Aaa     4,903,695


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 1.6%

                City of Merriam, Kansas, Hospital Refunding Revenue Bonds, Series 1991B (Shawnee Mission
                Medical Center, Inc. Project):
    7,380,000    7.250%, 9/01/11 (Pre-refunded to 9/01/01)                                             9/01 at 102AAA      8,166,413
   10,000,000    7.250%, 9/01/21 (Pre-refunded to 9/01/01)                                             9/01 at 102AAA     11,065,600

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 2.3%

$   3,000,000   Kentucky Development Finance Authority, Hospital Facilities Revenue Bonds, Series 1991 (St. Claire
                 Medical Center, Inc. Project), 7.125%, 9/01/21 (Pre-refunded to 9/01/01)              9/01 at 102 N/R*** $3,304,200

   10,125,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured or Guaranteed Mortgage
                 Loans), 1995 Series B, 6.625%, 7/01/26 (Alternative Minimum Tax)                      1/05 at 102 Aaa    10,814,715

   10,000,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds (Louisville and Jefferson County
                 Metropolitan Sewer District Sewer and Drainage System Revenue Project), Fixed Rate Series
                 1991-G, 6.800%, 3/01/19 (Pre-refunded to 3/01/02)                                     3/02 at 102 Aaa    11,047,600

    2,930,000   Greater Kentucky Housing Assistance Corporation, Mortgage Revenue Refunding Bonds, Series 1992B
                 (FHA Insured Mortgage Loans-Section 8 Assisted Projects), 7.625%, 1/01/25             1/00 at 102 Aaa     3,064,458


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.7%

                Community Development Administration, Department of Housing and
                Community Development, State of Maryland, Single Family Program
                Bonds, 1991 Fourth Series:
   13,235,000    7.450%, 4/01/20 (Alternative Minimum Tax)                                             4/01 at 102 Aa2    13,920,176
    3,985,000    7.450%, 4/01/32 (Alternative Minimum Tax)                                             4/01 at 102 Aa2     4,197,839

    3,385,000   Community Development Administration, Department of Housing and Community Development, State
                 of Maryland, Multi-Family Housing Revenue Bonds (Insured Mortgage Loans), 1991 Series E,
                 7.100%, 5/15/28                                                                       5/01 at 102 Aa      3,554,148


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.7%

                Massachusetts Bay Transportation Authority, General Transportation System Bonds, 1991 Series A:
   10,225,000    7.000%, 3/01/11 (Pre-refunded to 3/01/01)                                             3/01 at 102 Aaa    11,159,667
   19,600,000    7.000%, 3/01/22 (Pre-refunded to 3/01/01)                                             3/01 at 102 Aaa    21,391,636

    5,100,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical
                 Center Hospitals Issue, Series F, 6.625%, 7/01/25                                     7/02 at 102 Aaa     5,545,332

   15,000,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds (SEMASS Project),
                 Series 1991A, 9.000%, 7/01/15                                                         7/01 at 103 N/R    16,826,400

    3,300,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds, Semass Project,
                 Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)                               7/01 at 103 N/R     3,701,808


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 3.3%

    5,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (The Detroit Medical Center
                 Obligated Group), Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)             8/01 at 102 Aaa     5,573,500

   16,875,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company
                 Pollution Control Bonds Project), Collateralized Series 1991DD, 6.875%, 12/01/21     12/01 at 102 Aaa    18,340,594

    8,500,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds (Waste Management, Inc. Project),
                 Series 1992, 6.625%, 12/01/12  (Alternative Minimum Tax)                             12/02 at 102 Baa1    9,169,460

    7,000,000   City of Grand Rapids, Michigan, Water Supply System Refunding Revenue Bonds, Series 1991,
                 6.250%, 1/01/11                                                                       1/01 at 102 Aaa     7,423,220


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.0%

    4,670,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds, 1994 Series J,
                 6.950%, 7/01/26 (Alternative Minimum Tax)                                             1/04 at 102 AA      4,984,011

    3,655,000    The Dakota County Housing and Redevelopment Authority, The
                 Washington County Housing and Redevelopment Authority, and The
                 City of Bloomington, Minnesota, Single Family Residential
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Program), Series
                 1988
                 8.450%, 9/01/19 (Alternative Minimum Tax)                                            No Opt. Call Aaa     5,089,368

    2,450,000   Washington County Housing and Redevelopment Authority, Multifamily Housing Revenue Bonds
                 (FHA Insured Mortgage Loan-Cottages Phase III Project), Series 1991, 7.650%, 8/01/32
                 (Alternative Minimum Tax)                                                             8/01 at 102 AAA     2,598,985


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.6%

    3,350,000   Canton Housing Development Corporation, 1990 Multifamily Mortgage Revenue Refunding Bonds
                 (Canton Estate Apartments Project-FHA Insured Mortgage, Section 8 Assisted Project), Series A,
                 7.750%, 8/01/24                                                                      No Opt. Call AAA     4,135,140

    1,215,000   Charter Mortgage Corporation, 1990 Multifamily Mortgage Revenue Refunding Bonds
                 (Church Garden Apartments-FHA Insured Mortgage, Section 8 Assisted Project), Series A,
                 7.750%, 8/01/21                                                                       8/01 at 100 AAA     1,484,839

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Mississippi (continued)


$   1,335,000   Pearl Housing Development Corporation, 1990 Multifamily Mortgage Revenue Refunding Bonds
                 (Rose Garden Apartments Project-FHA Insured Mortgage, Section 8 Assisted Project),
                 Series A, 7.750%, 8/01/22                                                             2/01 at 100 AAA $   1,383,634


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 1.8%

                Health and Educational Facilities Authority of the State of
                Missouri, Health Facilities Refunding and Improvement Revenue
                Bonds (Heartland Health System's Project), Series 1989:
    3,070,000    7.625%, 10/01/00                                                                 10/99 at 102 1/2 BBB+    3,289,167
    6,500,000    8.125%, 10/01/10                                                                 10/99 at 102 1/2 BBB+    7,008,365

                The Industrial Development Authority of the County of Jackson, State of Missouri, Health Care
                System Revenue Bonds, St. Mary's Hospital of Blue Springs Issue, Series 1994:
    5,730,000    6.500%, 7/01/12                                                                       7/02 at 102 Baa1    6,073,628
    5,605,000    7.000%, 7/01/22                                                                       7/02 at 102 Baa1    6,060,014


------------------------------------------------------------------------------------------------------------------------------------
                Montana 0.6%

    7,000,000   City of Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds (Puget Sound
                 Power and Light Company Colstrip Project), Series 1992, 7.050%, 8/01/21               8/01 at 102 Aaa     7,603,890


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 1.6%

   11,000,000   Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, 1995 Series A,
                 6.800%, 3/01/35 (Alternative Minimum Tax)                                         3/05 at 101 1/2 AAA    11,660,110

    8,000,000   Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, 1995 Series B,
                 6.450%, 3/01/35 (Alternative Minimum Tax)                                         3/05 at 101 1/2 AAA     8,382,960


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire- 0.5%

    1,995,000   New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, 1988
                 Series A, 8.500% 7/01/14 (Alternative Minimum Tax)                                    7/98 at 103 Aa      2,062,870

    4,025,000   New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, 1991
                 Series C, 7.100%, 1/01/23                                                             7/01 at 102 Aa      4,240,016


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.1%

   13,000,000   Pollution Control Financing Authority of Camden County (Camden County, New Jersey), Solid Waste
                 Disposal and Resource Recovery System Revenue Bonds, Series 1991 D, 7.250% 12/01/10  12/01 at 102 B2     13,114,790


------------------------------------------------------------------------------------------------------------------------------------
                New York - 15.2%

                Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1990A:
   13,000,000    7.400%, 5/15/01                                                                       5/00 at 102 A-     13,987,740
   11,750,000    7.700%, 5/15/12 (Pre-refunded to 5/15/00)                                             5/00 at 102 Aaa    12,799,745

    8,325,000   Dormitory Authority of the State of New York, Menorah Campus,  Inc., FHA-Insured Mortgage
                 Revenue Bonds, Series 1991, 7.400%, 2/01/31 (Pre-refunded to 8/01/01)                 8/01 at 102 AAA     9,256,901

    4,550,000   Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement,
                 Revenue Bonds, Series 1997 B, 5.500%, 8/15/17                                         2/07 at 102 A-      4,590,131

                Dormitory Authority of the State of New York, Mental Health
                Services Facilities Improvement Revenue Bonds, Series 1997A:
   13,060,000    5.750%, 8/15/22                                                                       2/07 at 102 A-     13,482,883
    5,000,000    5.750%, 2/15/27                                                                       2/07 at 102 A-      5,145,400

   21,075,000   New York Local Government Assistance Corporation, New York, Series 1991B, 7.500%, 4/01/20
                 (Pre-refunded to 4/01/01)                                                             4/01 at 102 Aaa    23,342,459

                New York State Medical Care Facilities Finance Agency,
                FHA-Insured Mortgage Project Revenue Bonds, 1995 Series F:
    4,400,000    6.200%, 8/15/15                                                                       8/05 at 102 Aa      4,730,616
    4,250,000    6.300%, 8/15/25                                                                       8/05 at 102 Aa      4,596,843

    8,000,000   New York State Medical Care Facilities Finance Agency, New York Hospital FHA-Insured Mortgage
                 Revenue Bonds, 1994 Series A (AMBAC Insured Series), 6.500%, 8/15/29
                 (Pre-refunded to 2/15/05)                                                             2/05 at 102 Aaa     9,042,480

    5,000,000   New York State Medical Care Facilities Finance Agency, Hospital Medical Center Secured Hospital,
                 Revenue Bonds, Series 1995-A, 6.850%, 2/15/17 (Pre-refunded to 2/15/05)               2/05 at 102 BBB+*** 5,731,350

    8,025,000   New York State Thruway Authority, General Revenue Bonds, Series C, 6.000%, 1/01/25     1/05 at 102 Aaa     8,513,803

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)


$   2,165,000   N.F. Housing and Commercial Rehabilitation Corporation, 1992 Multifamily Mortgage Revenue
                 Refunding Bonds (FHA Insured Mortgage, Section 8 Assisted Project), 7.350%, 8/01/23  No Opt. Call AA   $  2,529,781

    6,000,000   The City of New York (New York), General Obligation Bonds, Fiscal 1993 Series B,
                  6.750%, 10/01/17                                                                10/02 at 101 1/2 A3      6,526,140

   11,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series J (Subseries J-1),
                 6.000%, 2/15/24                                                                   2/06 at 101 1/2 A3     11,624,360

    6,000,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series H, 6.125%, 8/01/25  8/07 at 101 A3      6,440,280

                The City of New York, General Obligation Bonds, Fiscal 1995 Series B:
    5,475,000    7.250%, 8/15/19 (Pre-refunded to 8/15/04)                                             8/04 at 101 Aaa     6,357,406
       25,000    7.250%, 8/15/19                                                                       8/04 at 101 A3         28,214

    1,845,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series H, 7.000%, 2/01/18
                 (Pre-refunded to 2/01/02)                                                         2/02 at 101 1/2 Aaa     2,037,212

      245,000   The City of New York (New York), General Obligation Bonds, Fiscal 1992 Series H,
                 7.000%, 2/01/18                                                                   2/02 at 101 1/2 A3        266,097

                The City of New York, General Obligation Bonds, Fiscal 1995 Series F:
    6,700,000    6.625%, 2/15/25 (Pre-refunded to 2/15/05)                                             2/05 at 101 A3***   7,551,168
       50,000    6.625%, 2/15/25                                                                       2/05 at 101 A3         54,923

                New York City, New York, Municipal Water Finance Authority,
                Water and Sewer System Revenue Bonds, Fiscal 1996 Series A:
    7,250,000    5.500%, 6/15/23                                                                       6/05 at 100 Aaa     7,321,775
   14,190,000    5.875%, 6/15/25                                                                       6/05 at 101 Aaa    14,868,992

    3,400,000   New York City Transitional Finance Authority, Future Tax Secured Bonds Fiscal 1998 Series A,
                 5.000%, 8/15/27                                                                       8/07 at 101 AA      3,229,490
    3,350,000   Penfield-Crown Oak Housing Development Corporation, 1991 Multifamily Mortgage Revenue
                 Refunding Bonds (Crown Oak Estates-FHA Insured Mortgage, Section 8 Assisted Project),
                 Series A, 7.350%, 8/01/23                                                             2/03 at 100 AAA     3,551,201


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.9%

   10,500,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding
                 Series 1991 A, 6.250%, 1/01/03                                                        1/02 at 102 Baa1   11,004,105


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.0%

    6,330,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), 1995 Series A-2, 6.625%, 3/01/26 (Alternative Minimum Tax)       3/05 at 102 AAA     6,763,162

    4,800,000   County of Butler, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Series 1991
                  (Fort Hamilton-Hughes Memorial Hospital Center), 7.500%, 1/01/10                     1/02 at 102 BBB-    5,202,384


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 4.6%

   11,505,000   Oklahoma County Home Finance Authority (Oklahoma County, Oklahoma), Single Family Mortgage
                 Revenue Refunding Bonds, 1991 Series A, 8.750%, 7/01/12                               7/01 at 102 A1     12,120,748

   17,510,000   Pottawatomie County Home Finance Authority (Oklahoma), Municipal Refunding, Collateralized
                 Mortgage Obligations (MR CMO), Series 1991 A, 8.625%, 7/01/10                        No Opt. Call Aaa    23,553,577

   10,000,000   Trustees of the Tulsa Municipal Airport Trust, 1988 Adjustable Rate Revenue Obligations,
                 7.375%, 12/01/20 (Alternative Minimum Tax)                                           12/00 at 102 Baa2   10,772,700

   10,100,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds, Series 1991, 7.600%, 12/01/30
                 (Alternative Minimum Tax)                                                             6/01 at 102 Baa2   11,033,442


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 0.6%

                Falls Township Hospital Authority, Refunding Revenue Bonds, The
                Delaware Valley Medical Center Project (FHA Insured Mortgage),
                Series 1992:
    3,560,000    6.900%, 8/01/11                                                                       8/02 at 102 AAA     3,807,313
    3,000,000    7.000%, 8/01/22                                                                       8/02 at 102 AAA     3,290,160

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.4%

$   5,260,000   Rhode Island Housing and Mortgage Finance Corporation, Mortgage Finance Revenue Bonds, 1988
                 Series A (Corporation Supplemental Insurance Program), 8.250%, 10/01/08               5/98 at 102 Aa2 $   5,372,827


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.6%

    6,500,000   Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds,
                 Series 1991, 6.750%, 10/01/18 (Pre-refunded to 10/01/01)                             10/01 at 102 Aaa     7,132,060


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.9%

   10,300,000   Metropolitan Nashville Airport Authority (Tennessee), Airport Improvement Revenue Bonds,
                 Refunding Series 1991C, 6.625%, 7/01/07                                               7/01 at 102 Aaa    11,149,750


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 6.4%

   14,360,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1990 (American
                 Airlines, Inc. Project), 7.500%, 12/01/29 (Alternative Minimum Tax)                  12/00 at 102 Baa2   15,494,440

                Arlington Independent School District (Tarrant County, Texas),
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
   11,635,000    0.000%, 2/15/11                                                                  2/05 at 71 30/32 Aaa     5,926,753
   13,985,000    0.000%, 2/15/14                                                                  2/05 at 58 22/32 Aaa     5,743,919

    5,000,000   Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds (Houston Lighting and
                 Power Company Project), Series 1988D, 7.750%, 10/01/15                               10/98 at 102 A-      5,165,750

    5,600,000   Dallas-Fort Worth International Airport Facility Improvement Corporation, American Airlines, Inc.
                 Revenue Bonds, Series 1990, 7.500%, 11/01/25 (Alternative Minimum Tax)               11/00 at 102 Baa2    6,032,768

    8,955,000   Fort Worth Housing Finance Corporation, Home Mortgage Revenue Refunding Bonds, Series 1991A,
                 8.500%, 10/01/11                                                                     10/01 at 103 Aa      9,705,339

    7,815,000   City of Houston, Texas, Airport System Subordinate Lien Revenue Bonds, Series 1991B,
                 6.625%, 7/01/22 (Pre-refunded to 7/01/01)                                             7/01 at 102 Aaa     8,499,828

    6,150,000   Houston Independent School District Public Facilities Corporation Lease Revenue Bonds, Series 1998B
                West Side, 0.000%, 9/15/12 (DD)                                                       No Opt. Call Aaa     2,919,774

                City of Houston, Texas, Water and Sewer System, Junior Lien
                Revenue Refunding Bonds, Series 1991C:
    1,155,000    6.375%, 12/01/17 (Pre-refunded to 12/01/01)                                          12/01 at 102 Aaa     1,256,259
   17,345,000    6.375%, 12/01/17                                                                     12/01 at 102 Aaa    18,598,176


------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.7%

                Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2:
    6,405,000    7.300%, 5/01/25 (Alternative Minimum Tax)                                            11/01 at 102 A1      6,777,002
    1,595,000    6.875%, 5/01/25 (Alternative Minimum Tax)                                            11/01 at 102 A1      1,670,220


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.2%

   10,500,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds, 1992 Series A,
                 7.150%, 1/01/33                                                                       1/01 at 102 Aa1    10,991,400

    3,860,000   Industrial Development Authority of the City of Roanoke, Virginia Hospital Revenue Bonds (Roanoke
                 Memorial Hospitals, Community Hospital of Roanoke Valley and Franklin Memorial Hospital Project),
                 Series 1990, 6.500%, 7/01/25 (Pre-refunded to 7/01/00)                                7/00 at 100 Aaa     4,048,908


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 7.7%

    4,345,000   Washington Public Power Supply System, Nuclear Project 1, Refunding Revenue Bonds, Series
                 1997B, Bonneville Administration, 5.125%, 7/01/17                                     7/00 at 100 Aaa     4,048,908

    4,750,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1991 (Yakima Valley Memorial
                 Hospital Association, Yakima), 7.250%, 1/01/21 (Pre-refunded to 1/01/01)              1/01 at 102 A***    5,182,345

   14,850,000   Washington Public Power Supply System, Nuclear Project No. 2, Refunding Revenue Bonds, Series
                 1990B, 7.000%, 7/01/12 (Pre-refunded to 7/01/00)                                      7/00 at 102 Aaa    15,988,253

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 2, Refunding Revenue Bonds, Series
                 1994A, 5.375%, 7/01/11                                                                7/04 at 102 Aa1     4,037,840

   14,500,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds, Series
                 1989B, 7.400%, 7/01/09 (Pre-refunded to 1/01/00)                                      1/00 at 102 Aaa    15,547,770

    2,500,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds, Series
                 1998A, 5.125%, 7/01/18                                                                7/08 at 102 Aa1     2,418,950

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Washington (continued)


$   3,010,000   Camas School District No. 117, Clark County, Washington, Unlimited Tax General Obligation
                 Bonds, 1995, 6.000%, 12/01/14 (Pre-refunded to 12/01/05)                             12/05 at 100 Aaa $   3,300,375

    4,185,000   Douglas County Public Utility District No. 1, Wells Hydroelectric Project,
                 8.750%, 9/01/18                                                                       9/06 at 106 A+      5,461,216

   12,415,000   Federal Way School District No. 210, King County, Washington, Unlimited Tax General Obligation
                 Bonds, 1991, 6.950%, 12/01/11 (Pre-refunded to 12/01/03)                             12/03 at 100 A1***  13,933,975

                Municipality of Metropolitan Seattle (Seattle, Washington),
                Limited Sales Tax General Obligation Bonds, Series 1991
                (Refunding):
    9,810,000    6.625%, 1/01/11                                                                   7/98 at 101 1/2 Aa      9,995,800
   10,310,000    6.875%, 1/01/20                                                                   7/98 at 101 1/2 Aa     10,503,930

    4,000,000   North Thurston School District No. 3, Thurston County, Washington Unlimited Tax General Obligation
                 Bonds, 1992, 6.500%, 12/01/09                                                        12/02 at 100 A       4,319,400


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.6%

   10,820,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Series 1991-B (Novus
                 Health Group), 6.750%, 12/15/20 (Pre-refunded to 12/15/01)                           12/01 at 102 Aaa    11,895,400

    7,000,000   Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, 1992 Series A,
                 6.850%, 11/01/12                                                                      1/02 at 102 A1      7,443,380


------------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 0.6%

    2,390,000   Wyoming Community Development Authority, Single Family Mortgage Bonds, 1991 Series B,
                 7.400%, 6/01/31                                                                       6/01 at 102 Aa      2,525,416

    4,500,000   Wyoming Community Development Authority, Single Family Mortgage Bonds, 1988 Series G
                 (Federally Insured or Guaranteed Mortgage Loans), 7.250%, 6/01/21
                 (Alternative Minimum Tax)                                                            11/01 at 103 Aa      4,816,080
------------------------------------------------------------------------------------------------------------------------------------

$1,154,800,000  Total Investments - (cost $1,134,914,836) - 99.4%                                                      1,228,539,601
==============
                Other Assets Less Liabilities - 0.6%                                                                       7,558,386
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,236,097,987
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

(DD1) Portion of security purchased on a delayed delivery basis (note 1).

(WI) Security purchased on a when-issued basis (note 1).
                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
                            April 30, 1998
                            (Unaudited)


   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.0%

$   4,360,000   Alabama Higher Education Loan Corporation, Student Loan Revenue Refunding Bonds, Series 1994-D,
                 5.850%, 9/01/04 (Alternative Minimum Tax)                                            No Opt. Call Aaa  $  4,569,890


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.2%

    3,990,000   Alaska Housing Finance Corporation, Mortgage Revenue Bonds, Series A2, 5.750%, 6/01/24
                 (Alternative Minimum Tax)                                                        12/07 at 101 1/2 Aaa     4,070,997

    1,250,000   Municipality of Anchorage, Alaska, Home Mortgage Revenue Bonds (Mortgage-Backed Securities
                 Program), 1992, 8.000%, 3/01/09                                                       3/02 at 102 AAA     1,341,000


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 5.2%

    5,500,000   Arizona Educational Loan Marketing Corporation, 1992 Educational Loan Revenue Bonds, Series B,
                 6.950%, 3/01/01 (Alternative Minimum Tax)                                            No Opt. Call Aa2     5,791,830

    3,650,000   Gilbert Unified School District No. 41 of Maricopa County, Arizona, School Improvement Bonds,
                 Project of 1993, Series C (1994), 6.100%, 7/01 /14 (Pre-refunded to 7/01/04)          7/04 at 100 Aaa     3,976,675

   11,795,000   Yuma Regional Medical Center on behalf of Hospital District No. 1 of Yuma County, Arizona, Hospital
                 Revenue Improvement and Refunding Bonds (Yuma Regional Medical Center Project), Series 1992,
                 8.000%, 8/01/17 (Pre-refunded to 8/01/02)                                         8/02 at 101 1/2 N/R*** 13,577,814


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.2%

    1,725,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds, 1995 Series B
                 (Mortgage-Backed Securities Program), 6.550%, 7/01/18 (Alternative Minimum Tax)       7/05 at 102 AAA     1,837,280

    1,385,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds, 1994 Series C
                 (Mortgage-Backed Securities Program), 6.600%, 7/01/17                                 7/05 at 102 AAA     1,493,764

      303,931   Drew County (Arkansas), Public Facilities Board, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 8/01/11                                                         8/03 at 103 Aaa       327,625

    1,310,000   Residential Housing Facilities Board of Greene County, Arkansas, Subordinated Mortgage Revenue
                 Bonds, Series 1991-1, 7.250%, 1/01/10                                                 1/02 at 103 Aa      1,395,373

      454,393   Public Facilities Board of Stuttgart, Arkansas, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 9/01/11                                                         9/03 at 103 Aaa       495,507


------------------------------------------------------------------------------------------------------------------------------------
                California - 2.6%

   33,000,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue Bonds, Series 1995A,
                 0.000%, 1/01/17                                                                      No Opt. Call Baa    11,566,830


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 1.4%

                Colorado Health Facilities Authority, Hospital Refunding Revenue
                Bonds (National Jewish Center For Immunology and Respiratory
                Medicine Project), Series 1992:
    1,500,000    6.600%, 2/15/02                                                                      No Opt. Call BBB-    1,587,120
    1,250,000    6.875%, 2/15/12                                                                       2/02 at 102 BBB-    1,329,650
    3,040,000    7.100%, 2/15/22                                                                       2/02 at 102 BBB-    3,251,432


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 1.7%

    2,000,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series
                 C-2, 6.250%, 11/15/18                                                                 5/06 at 102 Aa      2,133,580

    5,000,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series A,
                 Subseries A-4, 6.200%, 11/15/22 (Alternative Minimum Tax)                             5/06 at 102 AA      5,282,950


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.5%

    2,000,000   District of Columbia, Hospital Revenue Refunding Bonds (Washington Hospital Center Issue), Series
                 1992A, 7.000%, 8/15/05                                                                8/02 at 102 A3      2,171,980

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia (continued)


                District of Columbia Housing Finance Agency, Multifamily Housing
                Refunding Revenue Bonds, Series 1992B (FHA Insured Mortgage
                Loan-Section 8 Assisted Project):
$     920,000    7.200%, 9/01/12                                                                       9/02 at 102 Aa  $     979,009
    3,505,000    7.250%, 3/01/24                                                                       9/02 at 102 Aa      3,714,284


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.4%

    1,880,000   State of Florida, Full Faith and Credit, State Board of Education, Public Education Capital Outlay
                 Bonds, Series 1991-B, 6.700%, 6/01/22 (Pre-refunded to 6/01/01)                       6/01 at 101 Aaa     2,030,701

    4,000,000   Dade County, Florida, Aviation Bonds, Series 1996A, 5.750%, 10/01/18
                 (Alternative Minimum Tax)                                                            10/06 at 102 Aaa     4,136,040


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.3%

    2,000,000   Municipal Electric Authority of Georgia, Power Revenue Bonds, Series EE,
                 7.250%, 1/01/24                                                                      No Opt. Call Aaa     2,569,700

    8,000,000   George L. Smith II World Congress Center Authority, Refunding Revenue Bonds (Domed Stadium
                 Project), Series 2000, 5.500%, 7/01/20 (Alternative Minimum Tax)
                 (DD, settling 4/04/00)                                                                7/10 at 101 Aaa     7,738,960


------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.3%

    1,375,000   Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1996 Series E,
                 6.350%, 7/01/14 (Alternative Minimum Tax)                                             7/06 at 102 Aa      1,471,621


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 15.3%

                Illinois Development Finance Authority, Multi-Family Housing Bonds, Series 1990 (Affordable
                Housing Preservation Foundation Project), Subseries B (FHA Insured Mortgage Loans Lawless
                Gardens Project):
      600,000    7.650%, 7/01/07                                                                       1/02 at 105 AAA       661,740
    5,270,000    7.650%, 12/31/31                                                                      1/02 at 105 AAA     5,745,670

    8,020,000   Illinois Development Finance Authority, Multi-family Housing Revenue Bonds, Series 1992 (Town
                 and Garden Apartments Project), 7.800%, 3/01/06 (Alternative Minimum Tax)             3/02 at 102 BBB+    8,779,494

    7,400,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992 (Trinity Medical Center),
                 7.000%, 7/01/12                                                                       7/02 at 102 BBB     8,000,732

                Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1992A (Evangelical
                Hospitals Corporation):
      125,000    6.750%, 4/15/12 (Pre-refunded to 4/15/02)                                             4/02 at 102 AA-***    137,628
      740,000    6.750%, 4/15/12                                                                     No. Opt. Call AA-       862,063

    4,760,000   Illinois Housing Development Authority, Section 8 Elderly Housing Revenue Bonds (Garden House
                 of Maywood Development), Series 1992, 7.000%, 9/01/18                                 9/02 at 102 A       5,031,225

      750,000   Illinois Housing Development Authority, Section 8 Elderly Housing Revenue Bonds (Morningside
                 North Development), Series 1992D, 6.600%, 1/01/07                                     1/03 at 102 A         796,080

    6,390,000   State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds), Series S, 6.800%, 6/15/12
                 (Pre-refunded to 6/15/00)                                                             6/00 at 102 Aaa     6,857,940

    4,500,000   City of Chicago (Illinois), General Obligation Adjustable Rate Bonds, Central Public Library Project,
                 Series C of 1988, 6.850%, 1/01/17 (Pre-refunded to 7/01/02)                       7/02 at 101 1/2 Aaa     4,983,930

    8,075,000   Town of Cicero, Cook County, Illinois, General Obligation Tax Increment Bonds, Series 1995A,
                 8.125%, 12/01/12 (Pre-refunded to 12/01/04)                                          12/04 at 102 N/R***  9,596,895

    2,000,000   Onterie Center Housing Finance Corporation (An Illinois Not For Profit Corporation), Mortgage
                 Revenue Refunding Bonds, Series 1992A (FHA Insured Mortgage Loan-Onterie Center Project),
                 7.050%, 7/01/27                                                                       7/02 at 102 Aaa     2,128,840

    2,835,000   Village of Sugar Grove, Kane County, Illinois, Waterworks and Sewerage Refunding Revenue Bonds,
                 Series 1992, 7.500, 5/01/17                                                           5/02 at 102 N/R     3,062,736

    5,625,000   Town of Wood River, Wood River Township Hospital, Madison County, Illinois, General Obligation
                 Bonds (Alternate Revenue Source), Series 1993, 6.625%, 2/01/14                        2/04 at 102 BBB     6,122,869

    5,570,000   Town of Wood River, Wood River Township Hospital, Madison County, Illinois, General Obligation
                 Tort Immunity Bonds, Series 1993, 6.500%, 2/01/14                                     2/04 at 102 BBB     6,037,379

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.2%

$   2,000,000   City of Indianapolis, Indiana, Exempt Facility Revenue Bonds, Series 1991 (Mid American Energy
                 Resources, Inc. Project), 7.250, 12/01/11 (Alternative Minimum Tax)                   6/99 at 102 A+  $   2,082,900

    2,860,000   PHM Elementary Middle School Building Corporation (St. Joseph County, Indiana), First Mortgage
                 Bonds, Series 1994, 6.300%, 1/15/09                                                  No Opt. Call A       3,231,056


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.4%

    1,655,000   Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Series B,
                 5.750%, 12/01/06 (Alternative Minimum Tax)                                           12/02 at 102 Aaa     1,728,565


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.8%

    3,335,000   City of Hutchinson, Kansas, Single Family Mortgage Revenue Refunding Bonds, Series 1992,
                 8.875%, 12/01/12                                                                      6/02 at 103 A       3,585,725


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.2%

    5,000,000   Kentucky Rural Economic Development Authority, Economic Development Project Revenue Bonds,
                 Series 1992 (Donnelly Corporation Project), 8.125%, 7/01/12 (Alternative Minimum Tax) 7/02 at 102 N/R     5,372,850


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 0.3%

    1,310,000   Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA Collateralized Mortgage
                 Loan-St. Dominic Assisted Care Facility), Series 1955, 6.850%, 9/01/25                9/05 at 103 AAA     1,444,707


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 2.1%

    8,470,000   Maine Educational Loan Marketing Corporation, Subordinate Student Loan Revenue Bonds, Series
                 1994-2, 6.250%, 11/01/06 (Alternative Minimum Tax)                                   No Opt. Call A       9,189,950


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.4%

    6,000,000   Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds (Woodside Apartments
                 Project), Series 1994, 7.450%, 12/01/24 (Alternative Minimum Tax)
                 (Mandatory put 12/01/03)                                                             No Opt. Call BBB+    6,331,740


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 9.1%

    4,000,000   Massachusetts Bay Transportation Authority, General Transportation Revenue Bonds, Series 1997,
                 5.000%, 3/01/27                                                                       3/07 at 101 Aaa     3,812,040

    1,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Brigham and Women's
                 Hospital Issue, Series 1989 C, 7.000%, 6/01/18 (Pre-refunded to 6/01/99)              6/99 at 102 AAA     1,052,170

    2,450,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Deaconess
                 Hospital Issue, Series D, 6.875%, 4/01/22 (Pre-refunded to 4/01/02)                   4/02 at 102 AAA     2,710,607

    3,875,000   Massachusetts Health and Educational Facilities Authority,  Revenue Refunding Bonds, Youville
                 Hospital Issue (FHA Insured Project), Series B, 6.000%, 2/15/25                       2/04 at 102 Aa      4,006,246

    6,585,000   Massachusetts Health and Educational Facilities Authority, Catholic Health East, Revenue Bonds,
                 Series 1998-B, 5.000%, 11/15/28                                                       5/08 at 102 Aaa     6,183,513

    2,000,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1997 Series C,
                 5.625%, 7/01/40 (Alternative Minimum Tax)                                             7/07 at 101 Aaa     2,002,300

    9,070,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds, Semass Project,
                 Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)                               7/01 at 103 N/R    10,174,363

       40,000   Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue Bonds, 1987
                 Series A, 8.750%, 7/01/18                                                            No Opt. Call BBB+       46,091

    9,780,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1992 Series A,
                 6.750%, 7/15/22 (Pre-refunded to 7/15/02)                                             7/02 at 102 Aaa    10,845,727


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 0.6%

    2,500,000   Wayne County Building Authority (State of Michigan), Building Authority (Capital Improvement) Bonds,
                 Series 1992A (Limited Tax General Obligation), 8.000%, 3/01/17
                 (Pre-refunded to 3/01/02)                                                             3/02 at 102 BBB+*** 2,853,925


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 2.4%

   11,180,000   Northwest Minnesota Multi-County Housing and Redevelopment Authority, Governmental Housing
                 Revenue Bonds (Pooled Housing Program), Series 1994A, 8.125%, 10/01/26               10/04 at 102 N/R    10,732,800

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------

                Mississippi - 0.6%

$   8,610,000   Mississippi Home Corporation, Residual Revenue Capital Appreciation Bonds, Series 1992-I,
                 0.000%, 9/15/16                                                                  3/04 at 41 21/32 Aaa    $2,734,708


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 2.1%

   10,000,000   Missouri Health & Educational Facilities Authority, Revenue Bonds, Series 1998A (SSM Health Care),
                 5.000%, 6/01/22 (WI)                                                                  6/08 at 101 Aaa     9,528,700


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 3.9%

    2,830,000   City of Grand Island, Nebraska, Electric System Revenue Bonds, 1977 Series,
                 6.100%, 9/01/12                                                                      No Opt. Call A1      3,107,906

    2,350,000   Nebraska Higher Education Loan Program Inc., Senior Subordinate Bonds, Series A-5B,
                 6.250%, 6/01/18 (Alternative Minimum Tax)                                            No Opt. Call Aa      2,517,038

   10,935,000   Omaha Public Power District (Nebraska), Electric System Revenue Bonds, 1992 Series A,
                 6.500%, 2/01/17 (Pre-refunded to 2/01/02)                                         2/02 at 101 1/2 AAA    11,902,638


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.3%

    1,140,000   New Hampshire Municipal Bond Bank, Educational Institutions Division Revenue Bonds
                 (1994 Coe-Brown Northwood Academy Project), 7.250%, 5/01/09                          No Opt. Call N/R     1,240,901


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.1%

    5,000,000   New Jersey Educational Facilities Authority, Revenue Bonds, Series 1996A, Trenton State College Issue,
                 5.125%, 7/01/24                                                                       7/06 at 101 Aaa     4,904,300


------------------------------------------------------------------------------------------------------------------------------------
                New York - 14.0%

    6,500,000    Dormitory Authority of the State of New York, City University
                 System Consolidated Revenue Bonds, Series 1990A, 7.625%,
                 7/01/20 (Pre-refunded to 7/01/00)                                                     7/00 at 102 Aaa     7,095,920

    5,000,000   New York Local Government Assistance Corporation, New York, Series 1991B, 7.500%, 4/01/20
                 (Pre-refunded to 4/01/01)                                                             4/01 at 102 Aaa     5,537,950

    4,875,000   New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt Hospital Center, FHA-
                 Insured Mortgage Revenue Bonds, 1993 Series A, 5.600%, 8/15/13                        8/03 at 102 AAA     5,006,528

    6,000,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home FHA-Insured
                 Mortgage Revenue Bonds, 1992 Series B, 6.200%, 8/15/22                                8/02 at 102 AAA     6,347,640

    8,450,000   New York State Urban Development Corporation, State Facilities Revenue Bonds, Series 1991,
                 7.500%, 4/01/20 (Pre-refunded to 4/01/01)                                             4/01 at 102 Aaa     9,359,136

    3,500,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series B, 7.500%, 2/01/01 No Opt. Call A3      3,771,775

    1,000,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series A, 7.000%, 8/01/04 No Opt. Call A3      1,120,390

    2,075,000   The City of New York, General Obligation Bonds, Fiscal 1990 Series F, 8.400%, 11/15/05
                  (Pre-refunded to 11/15/01)                                                      11/01 at 101 1/2 Aaa     2,383,988

    2,000,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C, Fixed Rate Bonds,
                 Subseries C-1, 6.625%, 8/01/12 (Pre-refunded to 8/01/02)                          8/02 at 101 1/2 Aaa     2,204,080

    4,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series J (Subseries J-1),
                 5.875%, 2/15/19                                                                   2/06 at 101 1/2 A3      4,173,560

                The City of New York, General Obligation Bonds, Fiscal 1991 Series D:
    3,565,000    9.500%, 8/01/02 (Pre-refunded to 8/01/01)                                         8/01 at 101 1/2 Aaa     4,175,399
      435,000    9.500%, 8/01/02                                                                   8/01 at 101 1/2 A3        503,499

                The City of New York, General Obligation Bonds, Fiscal 1995 Series E:
    1,550,000    6.500%, 8/01/02                                                                      No Opt. Call A3      1,665,025
    3,080,000    6.600%, 8/01/04                                                                      No Opt. Call A3      3,390,094

    6,205,000   New York City Transitional Finance Authority, Future Tax Secured Bonds, Fiscal 1998 Series A,
                 5.125%, 8/15/21                                                                       8/07 at 101 AA      6,027,847


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 3.1%

   10,300,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding
                 Series 1993 B, 6.000%, 1/01/22                                                       No Opt. Call Aaa    11,383,663

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                North Carolina (continued)


$   2,130,000   North Carolina Housing Finance Agency, Multifamily Revenue Refunding Bonds (1992 Refunding
                 Bond Resolution), Series B, 6.900%, 7/01/24                                           7/02 at 102 AA  $   2,275,160


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 3.1%

   10,330,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), 1989 Series A, 7.650%, 3/01/29 (Alternative Minimum Tax)         9/99 at 102 AAA    10,843,711

    2,110,000   Cleveland-Rock Glen Housing Assistance Corporation, Mortgage Revenue Bonds, Series 1994A
                 Refunding (FHA/Section 8), 6.750%, 1/15/25                                            7/04 at 103 AAA     2,278,146

      895,000   Toledo-Lucas County Port Authority, Development Revenue Bonds (Northwest Ohio Bond Fund),
                 Series 1992A, 7.750%, 5/15/07 (Alternative Minimum Tax)                               5/00 at 102 N/R       938,220


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.3%

    1,230,000   State of Oregon, Housing and Community Services Department, Mortgage Revenue Bonds (Single-
                 Family Mortgage Program), 1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)7/07 at 101 1/2 Aa2     1,242,066


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 4.3%

    2,000,000   Falls Township Hospital Authority, Refunding Revenue Bonds, The Delaware Valley Medical Center
                 Project (FHA Insured Mortgage), Series 1992, 7.000%, 8/01/22                          8/02 at 102 AAA     2,193,440

      975,000   Northampton County Hospital Authority (Pennsylvania), Hospital Revenue Bonds (Easton Hospital),
                 Series A of 1992, 6.900%, 1/01/02                                                    No Opt. Call BBB     1,027,299

    7,625,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds, Tenth Series,
                 7.350%, 9/01/04                                                                      No Opt. Call Aaa     8,557,004

    4,450,000   The Hospitals and Higher Education Facilities Authority of Philadelphia, Hospital Revenue Bonds
                 (Children's Seashore House), Series 1992B, 7.000%, 8/15/22                            8/00 at 100 A-      4,838,085

    2,500,000   The Hospitals and Higher Education Facilities Authority of Philadelphia, Hospital Revenue Bonds
                 (Children's Seashore House), Series 1992A, 7.000%, 8/15/12                            8/02 at 102 A-      2,734,225


------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 1.5%

    6,510,000   South Dakota Student Loan Assistance Corporation, Student Loan Revenue Bonds, Series 1989-B,
                 7.400% 8/01/99 (Alternative Minimum Tax)                                             No Opt. Call A       6,783,485


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 3.6%

    4,288,965   General Services Commission (An Agency of the State of Texas), as Lessee, Participation Interests,
                 7.500%, 9/01/22                                                                   9/99 at 101 1/2 A       4,660,433

    9,500,000   Harris County Health Facilities Development Corporation, Adjustable Convertible Extendable
                 Securities (Greater Houston Pooled Health Care Loan Program), Series 1985B, 7.375%, 12/01/25
                 (Mandatory put 12/01/98)                                                             12/98 at 100 A1      9,649,340

    1,540,000   Victoria Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1995, 8.125%, 1/01/11                                                         No Opt. Call Aaa     1,685,099


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.8%

    1,150,000   Utah Housing Finance Agency, Single Family Mortgage Bonds, 1996 Series C, 6.450%, 7/01/14
                 (Alternative Minimum Tax)                                                             1/07 at 102 AA      1,215,297

    2,250,000   Utah Housing Finance Agency, Single Family Mortgage Bonds, 1997 Series F, 5.750%, 7/01/15
                 (Alternative Minimum Tax)                                                         7/07 at 101 1/2 AA      2,272,140


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 2.0%

    5,000,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds, 1992 Series A,
                 7.100%, 1/01/22                                                                       1/02 at 102 Aa1     5,233,850

    3,200,000   Suffolk Redevelopment and Housing Authority, Multifamily Housing Revenue Refunding Bonds,
                 Series 1994 (Chase Heritage at Dulles Project), 7.000%, 7/01/24
                 (Mandatory put 7/01/04)                                                               7/02 at 104 Baa2    3,498,592


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 3.5%

    9,500,000   State of Washington, General Obligation and General Obligation Refunding Bonds, Series 1992A
                 and AT-6, 6.250%, 2/01/11                                                            No Opt. Call Aa1    10,709,540

    2,500,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992 (Sacred Heart Medical
                 Center, Spokane), 6.875%, 2/15/12                                                     2/02 at 102 AA-     2,718,500

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions* Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Washington (continued)


$   2,000,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds,
                 Series 1990B, 7.375%, 7/01/04                                                         7/00 at 102 Aa1 $   2,161,100


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.5%

    1,960,000   West Virginia Housing Development Fund, Housing Finance Bonds, 1992 Series B, 7.200%, 11/01/20
                 (Alternative Minimum Tax)                                                             5/02 at 102 Aaa     2,112,743


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 2.2%

    5,950,000   Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, 1992 Series A,
                 6.850%, 11/01/12                                                                      1/02 at 102A1       6,326,873

    2,985,000   Silver Lake Sanitary District, Waushara County, Wisconsin, Sewer System Mortgage Revenue Bonds,
                 8.000%, 10/01/18 (Pre-refunded to 10/01/02)                                          10/02 at 100N/R***   3,419,914


------------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 0.8%

    3,340,000   Wyoming Community Development Authority, Single Family Mortgage Bonds (Federally Insured or
                 Guaranteed Mortgage Loans), 1988 Series E, 7.750%, 6/01/09 (Alternative Minimum Tax) 11/99 at 103Aa       3,446,612
------------------------------------------------------------------------------------------------------------------------------------

$ 456,282,289   Total Investments - (cost $426,549,181) - 102.3%                                                         457,937,667
=============
                Temporary Investments in Short-Term Municipal Securities - 0.2%

 $    800,000   North Carolina Medical Care Commission, Hospital Revenue Bonds (Duke University Hospital) (Pooled
=============   --------------------------------------------------------------------------------------------------------------------
                Financing Project), Series 1991-A (Adjustable Convertible Extendable Securities-Aces),
                 Variable Rate Demand Bonds, 4.150%, 10/01/20+                                                VMIG-1         800,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (2.5)%                                                                  (11,080,120)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 447,657,547
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
April 30, 1998
(Unaudited)
                                                             Investment               Select             Quality             Premier
                                                                Quality              Quality              Income              Income
Assets
 Investments in municipal securities, at
   market value (note 1)                                   $792,486,468         $744,457,543      $1,228,539,601        $457,937,667
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)       --              800,000                  --             800,000
 Cash                                                         2,393,006               81,285           1,275,242              38,712
 Receivables:
   Interest                                                  15,831,985           14,183,754          24,679,490           7,669,011
   Investments sold                                             749,787            2,086,722           6,632,667           6,621,883
 Other assets                                                    57,157               60,445              85,780              26,362
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          811,518,403          761,669,749       1,261,212,780         473,093,635
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased                                   --                   --          19,374,875          23,334,737
 Accrued expenses:
   Management fees (note 6)                                     418,260              392,817             631,830             235,061
   Other                                                        193,482              199,297             370,977             144,741
 Preferred share dividends payable                               71,330               67,816             158,483              74,136
 Common share dividends payable                               2,934,133            2,744,929           4,578,628           1,647,413
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       3,617,205            3,404,859          25,114,793          25,436,088
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $807,901,198         $758,264,890      $1,236,097,987        $447,657,547
====================================================================================================================================

Preferred shares, at liquidation value                     $250,000,000         $240,000,000      $  400,000,000        $140,000,000
====================================================================================================================================

Preferred shares outstanding                                     10,000                9,600              16,000               5,600
====================================================================================================================================

Common shares outstanding                                    35,565,252           33,680,113          53,551,204          19,848,348
====================================================================================================================================

Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value, divided by
   Common shares outstanding)                              $      15.69         $      15.39      $        15.61        $      15.50
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 1998
(Unaudited)
                                                             Investment               Select             Quality            Premier
                                                                Quality              Quality              Income             Income
Investment Income (note 1)                                  $24,918,467          $23,637,406         $39,120,772        $13,969,463
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                     2,528,174            2,374,253           3,816,543          1,420,164
 Preferred shares - auction fees                                309,932              297,535             495,891            173,561
 Preferred shares - dividend disbursing agent fees               19,836               19,836              22,947              9,917
 Shareholders' servicing agent fees and expenses                 45,773               40,895              67,495             23,791
 Custodian's fees and expenses                                   52,772               50,594              73,767             36,570
 Directors' fees and expenses (note 6)                            3,636                3,410               5,567              2,016
 Professional fees                                               10,520               10,422              11,226              9,724
 Shareholders' reports - printing and mailing expenses           81,188               76,279             128,171             49,311
 Stock exchange listing fees                                     16,089               16,194              24,006             12,031
 Investor relations expense                                      33,093               30,777              50,186             18,293
 Other expenses                                                  20,735               18,585              28,108             12,968
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                3,121,748            2,938,780           4,723,907          1,768,346
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        21,796,719           20,698,626          34,396,865         12,201,117
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                             (417,831)             362,678             437,105            (42,961)
Net change in unrealized appreciation or
  depreciation of investments                                (2,161,783)          (3,584,332)         (6,697,618)        (2,134,948)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                             (2,579,614)          (3,221,654)         (6,260,513)        (2,177,909)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $19,217,105          $17,476,972         $28,136,352        $10,023,208
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                                                                  Investment Quality                        Select Quality
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended           Year Ended    Six Months Ended         Year Ended
                                                                4/30/98             10/31/97             4/30/98           10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                     $ 21,796,719         $ 44,426,800        $ 20,698,626       $ 41,821,126
 Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                              (417,831)           1,863,026             362,678           (260,112)
 Net change in unrealized appreciation or
  depreciation of investments                                (2,161,783)           8,788,246          (3,584,332)        12,637,266
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   19,217,105           55,078,072          17,476,972         54,198,280
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                      (17,583,595)         (35,722,144)        (16,448,709)       (33,652,304)
   Preferred shareholders                                    (4,297,750)          (8,784,807)         (4,201,184)        (8,525,310)
 From accumulated net realized gains from investment transactions:
   Common shareholders                                         (369,066)                  --                  --                --
   Preferred shareholders                                       (89,825)                  --                  --                --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (22,340,236)         (44,506,951)        (20,649,893)       (42,177,614)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
 Net proceeds from Common shares issued to shareholders due
   to reinvestment of distributions                           1,687,747              416,095           1,667,809          2,690,547
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions    1,687,747              416,095           1,667,809          2,690,547
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        (1,435,384)          10,987,216          (1,505,112)        14,711,213
Net assets at beginning of period                           809,336,582          798,349,366         759,770,002        745,058,789
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $807,901,198         $809,336,582        $758,264,890       $759,770,002
===================================================================================================================================
Balance of undistributed net investment
  income at end of period                                  $    839,352         $    923,978        $    537,788       $    489,055
===================================================================================================================================
                                                                    Quality Income                          Premier Income
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended           Year Ended    Six Months Ended         Year Ended
                                                                4/30/98             10/31/97             4/30/98           10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                    $  34,396,865        $  68,818,095        $ 12,201,117       $ 24,649,131
 Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                              437,105            1,030,758             (42,961)           (33,540)
 Net change in unrealized appreciation or
   depreciation of investments                               (6,697,618)          13,732,677          (2,134,948)         6,209,013
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   28,136,352           83,581,530          10,023,208         30,824,604
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
 From undistributed net investment income:
   Common shareholders                                      (27,422,931)         (54,531,750)        (10,045,825)       (20,325,882)
   Preferred shareholders                                    (6,944,147)         (14,032,699)         (2,485,556)        (4,752,424)
 From accumulated net realized gains from investment transactions:
   Common shareholders                                               --                   --                  --           (766,737)
   Preferred shareholders                                            --                   --                  --           (192,920)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (34,367,078)         (68,564,449)        (12,531,381)       (26,037,963)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
 Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                              3,792,842            3,855,955           1,359,043          1,866,897
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions    3,792,842            3,855,955           1,359,043          1,866,897
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        (2,437,884)          18,873,036          (1,149,130)         6,653,538
Net assets at beginning of period                         1,238,535,871        1,219,662,835         448,806,677        442,153,139
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                              $1,236,097,987       $1,238,535,871        $447,657,547       $448,806,677
===================================================================================================================================
Balance of undistributed net investment
  income at end of period                                $    2,187,836       $    2,158,049        $    565,187       $    895,451
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU) and Nuveen Premier Municipal Income Fund, Inc.
(NPF).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1998, Quality Income and Premier Income had when-issued and delayed delivery purchase commitments of $19,374,875 and $17,225,020, respectively. There were no such outstanding purchase commitments in Investment Quality or Select Quality.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                        Investment       Select      Quality      Premier
                                                           Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                  2,500        2,000        3,000           --
   Series T                                                  2,500        2,000        3,000        2,800
   Series W                                                  2,500        2,800        3,000           --
   Series Th                                                    --           --        4,000        2,800
   Series F                                                  2,500        2,800        3,000           --
---------------------------------------------------------------------------------------------------------

Total                                                       10,000        9,600       16,000        5,600
=========================================================================================================


Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Common shares were as follows:

                                                           Investment Quality          Select Quality
--------------------------------------------------------------------------------------------------------------
                                                  Six Months Ended  Year Ended    Six Months Ended  Year Ended
                                                           4/30/98    10/31/97             4/30/98    10/31/97
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                           104,410      26,629             104,231     175,523
==============================================================================================================
                                                             Quality Income            Premier Income
                                                  Six Months Ended  Year Ended    Six Months Ended  Year Ended
                                                           4/30/98    10/31/97             4/30/98    10/31/97
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                           229,102      244,283             82,226     119,104
==============================================================================================================


3. Distributions to Common Shareholders
On May 1, 1998, the Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 1998, to shareholders of record on May 15, 1998, as follows:

                                                        Investment       Select      Quality      Premier
                                                           Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0825       $.0815       $.0855       $.0830
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended April 30, 1998, were as follows:

                                                        Investment       Select      Quality      Premier
                                                           Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                 $30,534,187  $24,846,066  $87,508,801  $75,417,052
   Temporary municipal investments                      37,000,000   26,000,000   14,800,000   41,500,000
Sales and Maturities:
   Investments in municipal securities                  30,256,682   17,440,980   71,531,113   56,263,411
   Temporary municipal investments                      40,200,000   32,500,000   14,800,000   42,400,000
=========================================================================================================


At April 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1997, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                         Select      Quality      Premier
                                                                        Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                              $6,626,291   $4,493,498      $   --
   2003                                                                 424,861      757,201          --
   2004                                                                 606,382      486,077          --
   2005                                                                 260,112           --       33,540
---------------------------------------------------------------------------------------------------------
Total                                                                $7,917,646   $5,736,776      $33,540
=========================================================================================================


5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1998, were as follows:

                                                        Investment       Select      Quality      Premier
                                                           Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $61,563,316  $55,983,662  $93,979,047  $31,957,229
   depreciation                                           (393,500)    (166,297)    (354,282)    (568,743)
---------------------------------------------------------------------------------------------------------

Net unrealized appreciation                            $61,169,816  $55,817,365  $93,624,765  $31,388,486
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                                                                 Management Fee
------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                       .6500 of 1%
For the next $125 million                                                                        .6375 of 1
For the next $250 million                                                                        .6250 of 1
For the next $500 million                                                                        .6125 of 1
For the next $1 billion                                                                          .6000 of 1
For net assets over $2 billion                                                                   .5875 of 1
============================================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At April 30, 1998, net assets consisted of:

                                                         Investment        Select         Quality       Premier
                                                            Quality       Quality          Income        Income
---------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
    at liquidation value                               $250,000,000  $240,000,000  $  400,000,000  $140,000,000
Common shares, $.01 par value per share                     355,653       336,801         535,512       198,483
Paid-in surplus                                         495,954,434   469,127,904     745,047,654   275,581,892
Balance of undistributed net investment income              839,352       537,788       2,187,836       565,187
Accumulated net realized gain (loss) from
   investment transactions                                 (418,057)   (7,554,968)     (5,297,780)      (76,501)
Net unrealized appreciation of investments               61,169,816    55,817,365      93,624,765    31,388,486
---------------------------------------------------------------------------------------------------------------
Net assets                                             $807,901,198  $758,264,890  $1,236,097,987  $447,657,547
===============================================================================================================
Authorized shares:
   Common                                               200,000,000   200,000,000    200,000,000    200,000,000
   Preferred                                              1,000,000     1,000,000      1,000,000      1,000,000
===============================================================================================================


8. Investment Composition
At April 30, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                        Investment       Select      Quality      Premier
                                                           Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Education and Civic Organizations                              4%           1%            1%          7%
Health Care                                                   13            3             6          12
Housing/Multifamily                                            2            7             4          14
Housing/Single Family                                         17           11            13          11
Tax Obligation/General                                         4            7             7           6
Tax Obligation/Limited                                         8            5             7           7
Transportation                                                 1           10            10           3
U.S. Guaranteed                                               33           34                        28
Utilities                                                     11           16             9           6
Water and Sewer                                                5            3             4           1
Other                                                          2            3             3           5
-------------------------------------------------------------------------------------------------------
                                                             100%         100%          100%       100%
=======================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (60% for Investment Quality, 57% for Select Quality, 49% for Quality Income and 41% for Premier Income).

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

         Financial Highlights
         (Unaudited)
         Selected data for a Common share outstanding throughout each period is as follows:
                                              Investment Operations
                                      -----------------------------------------
                                                          Net Realized/
                        Beginning     Net                 Unrealized
                        Net Asset     Investment          Investment
                        Value         Income              Gain (Loss)     Total
Investment Quality
Six Months Ended
         4/30/98        $15.77        $ .61                $ (.06)        $ .55
Year Ended 10/31:
         1997            15.48         1.25                   .30          1.55
         1996            15.65         1.29                  (.17)         1.12
         1995            14.65         1.33                  1.04          2.37
         1994            16.45         1.32                 (1.76)         (.44)
         1993            15.34         1.40                  1.19          2.59
Select Quality
Six Months Ended
         4/30/98         15.48          .62                 (.10)          .52
Year Ended 10/31:
         1997            15.12         1.25                  .37          1.62
         1996            15.29         1.27                 (.17)         1.10
         1995            14.03         1.30                 1.30          2.60
         1994            16.13         1.31                (2.06)         (.75)
         1993            14.92         1.35                 1.30          2.65
Quality Income
Six Months Ended
         4/30/98         15.73          .64                (.12)           .52
Year Ended 10/31:
         1997            15.44         1.29                 .29           1.58
         1996            15.43         1.30                 .02           1.32
         1995            14.20         1.31                1.26           2.57
         1994            16.40         1.32               (2.14)          (.82)
         1993            14.62         1.34                1.82           3.16
Premier Income
Six Months Ended
         4/30/98         15.62          .62                (.10)          .52
Year Ended 10/31:
         1997            15.38         1.25                 .31          1.56
         1996            15.34         1.27                 .12          1.39
         1995            14.08         1.28                1.34          2.62
         1994            15.98         1.26               (1.87)         (.61)
         1993            14.07         1.25                1.85          3.10
                                                  Less Distributions
                        ----------------------------------------------------------------------------
                        Net           Net
                        Investment    Investment          Capital        Capital
                        Income        Income              Gains          Gains                              Ending
                        To Common     To Preferred        To Common      To Preferred                    Net Asset            Ending
                        Shareholders  Shareholders+       Shareholders   Shareholders+         Total         Value      Market Value
Investment Quality
Six Months Ended
         4/30/98        $ (.50)       $(.12)              $(.01)         $  --              $  (.63)        $15.69          $15.6250
Year Ended 10/31:
         1997            (1.01)        (.25)                 --             --                (1.26)         15.77           15.5625
         1996            (1.03)        (.26)                 --             --                (1.29)         15.48           15.0000
         1995            (1.08)        (.29)                 --             --                (1.37)         15.65           15.1250
         1994            (1.12)        (.24)                 --             --                (1.36)         14.65           13.3750
         1993            (1.23)        (.21)               (.03)          (.01)               (1.48)         16.45           17.5000
Select Quality
Six Months Ended
         4/30/98          (.49)        (.12)                 --             --                 (.61)         15.39           15.6875
Year Ended 10/31:
         1997            (1.01)        (.25)                 --             --                (1.26)         15.48           15.5000
         1996            (1.01)        (.26)                 --             --                (1.27)         15.12           15.1250
         1995            (1.05)        (.29)                 --             --                (1.34)         15.29           14.7500
         1994            (1.08)        (.25)               (.02)            --                (1.35)         14.03           13.1250
         1993            (1.22)        (.22)                 --             --                (1.44)         16.13           16.5000
Quality Income
Six Months Ended
         4/30/98          (.51)        (.13)                 --             --                 (.64)         15.61           16.2500
Year Ended 10/31:
         1997            (1.03)        (.26)                 --             --                (1.29)         15.73           16.3125
         1996            (1.03)        (.28)                 --             --                (1.31)         15.44           15.2500
         1995            (1.03)        (.31)                 --             --                (1.34)         15.43           14.7500
         1994            (1.10)        (.26)               (.02)            --                (1.38)         14.20           12.8750
         1993            (1.15)        (.23)                 --             --                (1.38)         16.40           16.3750
Premier Income
Six Months Ended
         4/30/98          (.51)        (.13)                 --             --                 (.64)         15.50           16.1250
Year Ended 10/31:
         1997            (1.03)        (.24)               (.04)          (.01)               (1.32)         15.62           16.5000
         1996            (1.01)        (.26)               (.06)          (.02)               (1.35)         15.38           15.1250
         1995            (1.01)        (.28)               (.06)          (.01)               (1.36)         15.34           14.6250
         1994            (1.04)        (.24)               (.01)            --                (1.29)         14.08           12.7500
         1993             (.97)        (.19)               (.03)            --                (1.19)         15.98           15.2500
                                Total Returns                              Ratios/Supplemental Data
                        ----------------------------      ----------------------------------------------------------
                                                                                          Ratio of Net
                                                                         Ratio of         Investment
                                                          Ending         Expenses to      Income to        Portfolio
                        Based on        Based on Net      Net Assets     Average          Average          Turnover
                        Market Value**  Asset Value**     (000)          Net Assets++     Net Assets++     Rate
Investment Quality
Six Months Ended
         4/30/98         3.60%         2.70%              $807,901       .77%*            5.40%*            4%
Year Ended 10/31:
         1997           10.82          8.68                809,337       .78              5.56             14
         1996            6.13          5.70                798,349       .78              5.71              8
         1995           21.89         14.71                804,221       .78              5.97             11
         1994          (17.87)        (4.32)               768,723       .79              5.83              7
         1993           19.75         16.01                828,931       .77              6.02             14
Select Quality
Six Months Ended
         4/30/98         4.34          2.58                758,265       .78*             5.47*             2
Year Ended 10/31:
         1997            9.43          9.35                759,770       .78              5.59             10
         1996            9.71          5.71                745,059       .78              5.69             13
         1995           21.03         17.03                749,883       .79              5.91              7
         1994          (14.45)        (6.43)               707,388       .80              5.89             11
         1993           20.73         16.87                773,423       .81              5.87              8
Quality Income
Six Months Ended
         4/30/98         2.74          2.51               1,236,098      .77*             5.58*             6
Year Ended 10/31:
         1997           14.22          8.81               1,238,536      .77              5.62              9
         1996           10.61          6.93               1,219,663      .77              5.67             11
         1995           23.26         16.51               1,218,905      .78              5.86             17
         1994          (15.32)        (6.86)              1,153,729      .79              5.78             12
         1993           23.62         20.73               1,269,375      .80              5.78              7
Premier Income
Six Months Ended
         4/30/98          .77          2.49                447,658       .79*             5.46*            13
Year Ended 10/31:
         1997           16.81          8.85                448,807       .80              5.57              5
         1996           11.00          7.51                442,153       .81              5.66              8
         1995           23.92         17.15                441,381       .80              5.84             22
         1994          (10.05)        (5.51)               416,566       .81              5.66             31
         1993           16.68         21.31                453,895       .82              5.59             12


* Annualized.

** Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders.

Building Better Portfolios with Nuveen

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse
Growth Fund

Growth and
Income Funds
European Value Fund

Growth and
Income Stock Fund

Balanced Municipal
and Stock Fund

Balanced Stock
and Bond Fund

Municipal
Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin



Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

EXCHANGE-TRADED FUNDS
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MUTUAL FUNDS
Nuveen Mutual Funds offer investors access to the Nuveen family of Premier Advisers(sm), including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

PRIVATE ASSET MANAGEMENT
Rittenhouse Financial Services and Nuveen Asset Management offer comprehen-sive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

UNIT TRUSTS
Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

MUNIPREFERRED(R)
Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL

Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to review thoroughly all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the new millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly effect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns. We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended April 30, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations
Photo of: John Nuveen, Sr.



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Graphic:

1898  1998
NUVEEN
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(tm)



John Nuveen &Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com
                                                                      FSA-3.4.98